Exhibit 99.2

Fourth Quarter Financial Supplement

December 31, 2013

Genworth

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Note:

Unless otherwise noted, references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, book value and book value per common share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Dear Investor,

In the fourth quarter of 2013, the company revised its definition of net operating income. Additional information is included on page 4.

Once again, thank you for your continued interest in Genworth Financial.

Please feel free to call with any questions or comments.

Regards,

Georgette Nicholas

Investor Relations

804 662.2248

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income (loss).” The chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss). The company defines net operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income attributable to noncontrolling interests, net investment gains (losses), goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions and infrequent or unusual non-operating items. Gains (losses) on insurance block transactions are defined as gains (losses) on the early extinguishment of non-recourse funding obligations, early termination fees for other financing restructuring and/or resulting gains (losses) on reinsurance restructuring for blocks of business. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of the company’s net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Goodwill impairments and gains (losses) on the sale of businesses, the early extinguishment of debt and insurance block transactions are also excluded from net operating income (loss) because in the company’s opinion, they are not indicative of overall operating trends. Other non-operating items are also excluded from net operating income (loss) if, in the company’s opinion, they are not indicative of overall operating trends.

In the fourth quarter of 2013, the company revised its definition of net operating income (loss) to exclude gains (losses) on the early extinguishment of debt and gains (losses) on insurance block transactions to better reflect the basis on which the performance of its business is internally assessed and to reflect management’s opinion that these measures are not indicative of overall operating trends. All prior periods presented have been re-presented to reflect this new definition.

Based on the revised definition of net operating income, the following transactions were excluded from net operating income for the periods presented. In the third quarter of 2013, the company paid an after-tax make-whole expense of approximately $20 million related to the early redemption of Genworth Holdings’ notes that mature in 2015. In the fourth quarter of 2012, the company repurchased principal of approximately $100 million of Genworth Holdings’ notes that mature in June 2014 for an after-tax loss of $4 million. In the fourth quarter of 2012, the company also repurchased $20 million of non-recourse funding obligations resulting in an after-tax gain of approximately $3 million. In the third quarter of 2012, the company completed a life block transaction resulting in an after-tax loss of $6 million. In January 2012, the company completed a life block transaction resulting in an after-tax loss of approximately $41 million.

There were no infrequent or unusual items excluded from net operating income (loss) during the periods presented other than a $13 million after-tax expense recorded in the second quarter of 2013 related to restructuring costs.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with GAAP, the company believes that net operating income (loss) and measures that are derived from or incorporate net operating income (loss), including net operating income (loss) per common share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses net operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from net operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Net operating income (loss) and net operating income (loss) per common share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share on a basic and diluted basis determined in accordance with GAAP. In addition, the company’s definition of net operating income (loss) may differ from the definitions used by other companies.

The table on page 9 of this financial supplement reflects net operating income (loss) as determined in accordance with accounting guidance related to segment reporting, and a reconciliation of net operating income (loss) of the company’s segments and Corporate and Other activities to net income (loss) available to Genworth Financial, Inc.’s common stockholders for the periods presented. The financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 71 through 74 of this financial supplement.

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Selected Operating Performance Measures

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new and renewal business generated in a period. Sales refer to: (1) annualized first-year premiums for term life and long-term care insurance products; (2) annualized first-year deposits plus 5% of excess deposits for universal and term universal life insurance products; (3) 10% of premium deposits for linked-benefits products; (4) new and additional premiums/deposits for fixed annuities; (5) new insurance written for mortgage insurance; and (6) net premiums written for the lifestyle protection insurance business. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers annualized first-year premiums/ deposits, premium equivalents, new premiums/deposits, written premiums and new insurance written to be a measure of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company’s revenues or profitability during that period.

Management regularly monitors and reports insurance in-force and risk in-force. Insurance in-force for the life, international mortgage and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. For the risk in-force in the international mortgage insurance business, the company has computed an “effective” risk in-force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company’s businesses in Canada and Australia. Risk in-force for the U.S. mortgage insurance business is the obligation that is limited under contractual terms to the amounts less than 100% of the mortgage loan value. The company considers insurance in-force and risk in-force to be a measure of the company’s operating performance because they represent a measure of the size of the business at a specific date which will generate revenues and profits in a future period, rather than a measure of the company’s revenues or profitability during that period.

This financial supplement also includes information related to loss mitigation activities for the U.S. mortgage insurance business. The company defines loss mitigation activities as rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled presales, claims administration and other loan workouts. Estimated savings related to rescissions are the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings related to loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. Estimated savings related to claims mitigation activities represent amounts deducted or “curtailed” from claims due to acts or omissions by the insured or the servicer with respect to the servicing of an insured loan that is not in compliance with obligations under our master policy. For non-cure related actions, including presales, the estimated savings represent the difference between the full claim obligation and the actual amount paid. Loans subject to our loss mitigation actions, the results of which have been included in our reported estimated loss mitigations savings, are subject to re-default and may result in a potential claim in future periods as well as potential future loss mitigation savings depending on the resolution of the re-defaulted loan. The company believes that this information helps to enhance the understanding of the operating performance of the U.S. mortgage insurance business as loss mitigation activities specifically impact current and future loss reserves and level of claim payments.

Management regularly monitors and reports a loss ratio for the company’s businesses. For the mortgage and lifestyle protection insurance businesses, the loss ratio is the ratio of incurred losses and loss adjustment expenses to net earned premiums. For the long-term care insurance business, the loss ratio is the ratio of benefits and other changes in reserves less tabular interest on reserves less loss adjustment expenses to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance in these businesses that helps to enhance the understanding of the operating performance of the businesses.

These operating measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income	$11,891	$11,665	$11,547	$11,398	$11,291
Total accumulated other comprehensive income	2,542	2,939	3,142	4,824	5,202

Total Genworth Financial, Inc.’s stockholders’ equity	$14,433	$14,604	$14,689	$16,222	$16,493

Book value per common share	$29.17	$29.55	$29.76	$32.90	$33.53
Book value per common share, excluding accumulated other comprehensive income	$24.03	$23.60	$23.39	$23.11	$22.95
Common shares outstanding as of the balance sheet date	494.8	494.2	493.6	493.1	491.9

	Twelve months ended

Twelve Month Rolling Average ROE	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012

GAAP Basis ROE	4.8%	4.6%	4.0%	3.4%	2.9%
Operating ROE(1)	5.3%	5.1%	5.0%	4.4%	3.6%

	Three months ended
Quarterly Average ROE	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
GAAP Basis ROE	7.1%	3.7%	4.9%	3.6%	6.0%
Operating ROE(1)	6.6%	4.8%	4.6%	5.3%	5.7%

Basic and Diluted Shares	Three months ended December 31, 2013	Twelve months ended December 31, 2013
Weighted-average shares used in basic earnings per common share calculations	494.7	493.6
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	6.5	5.1

Weighted-average shares used in diluted earnings per common share calculations	501.2	498.7

(1)	See page 71 herein for a reconciliation of GAAP Basis ROE to Operating ROE.

Fourth Quarter Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Consolidated Net Income by Quarter

(amounts in millions, except per share amounts)

	2013					2012
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,310	$1,291	$1,286	$1,261	$5,148	$1,320	$1,313	$1,302	$1,106	$5,041
Net investment income	835	801	821	814	3,271	840	825	846	832	3,343
Net investment gains (losses)	26	(23)	21	(61)	(37)	14	9	(33)	37	27
Insurance and investment product fees and other	241	248	243	289	1,021	293	309	287	340	1,229

Total revenues	2,412	2,317	2,371	2,303	9,403	2,467	2,456	2,402	2,315	9,640

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,256	1,169	1,269	1,201	4,895	1,401	1,363	1,382	1,232	5,378
Interest credited	186	184	184	184	738	193	193	194	195	775
Acquisition and operating expenses, net of deferrals	406	407	413	433	1,659	272	443	439	440	1,594
Amortization of deferred acquisition costs and intangibles	128	182	137	122	569	144	160	147	271	722
Goodwill impairment	—	—	—	—	—	—	89	—	—	89
Interest expense	121	124	121	126	492	124	126	131	95	476

Total benefits and expenses	2,097	2,066	2,124	2,066	8,353	2,134	2,374	2,293	2,233	9,034

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	315	251	247	237	1,050	333	82	109	82	606
Provision for income taxes	70	105	73	76	324	73	23	27	15	138

INCOME FROM CONTINUING OPERATIONS	245	146	174	161	726	260	59	82	67	468
Income (loss) from discontinued operations, net of taxes(1)	—	2	6	(20)	(12)	6	12	27	12	57

NET INCOME	245	148	180	141	714	266	71	109	79	525
Less: net income attributable to noncontrolling interests	37	40	39	38	154	98	36	33	33	200

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$208	$108	$141	$103	$560	$168	$35	$76	$46	$325

Earnings Per Share Data:

Income from continuing operations available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.42	$0.21	$0.27	$0.25	$1.16	$0.33	$0.05	$0.10	$0.07	$0.55
Diluted	$0.42	$0.21	$0.27	$0.25	$1.15	$0.33	$0.05	$0.10	$0.07	$0.54

Net income available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.42	$0.22	$0.29	$0.21	$1.13	$0.34	$0.07	$0.16	$0.09	$0.66
Diluted	$0.41	$0.22	$0.28	$0.21	$1.12	$0.34	$0.07	$0.16	$0.09	$0.66

Weighted-average shares outstanding
Basic	494.7	494.0	493.4	492.5	493.6	491.9	491.7	491.5	491.2	491.6
Diluted	501.2	499.3	497.5	496.8	498.7	493.9	493.9	493.9	495.7	494.4

(1)	Income (loss) from discontinued operations related to the wealth management business, which was sold on August 30, 2013. Refer to page 62 for operating results of discontinued operations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Net Operating Income by Segment by Quarter

(amounts in millions, except per share amounts)

	2013					2012
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
U.S. Life Insurance Division
U.S. Life Insurance segment:
Life Insurance	$56	$54	$27	$36	$173	$46	$28	$30	$47	$151
Long-Term Care Insurance	42	41	26	20	129	7	45	14	35	101
Fixed Annuities	21	16	26	29	92	20	19	20	23	82

Total U.S. Life Insurance segment	119	111	79	85	394	73	92	64	105	334

Total U.S. Life Insurance Division	119	111	79	85	394	73	92	64	105	334

Global Mortgage Insurance Division
International Mortgage Insurance segment:
Canada	44	41	43	42	170	114	42	41	37	234
Australia	66	61	55	46	228	62	57	44	(21)	142
Other Countries	(9)	(12)	(9)	(7)	(37)	(11)	(5)	(9)	(9)	(34)

Total International Mortgage Insurance segment	101	90	89	81	361	165	94	76	7	342
U.S. Mortgage Insurance segment	6	(3)	13	21	37	(32)	(37)	(25)	(44)	(138)

Total Global Mortgage Insurance Division	107	87	102	102	398	133	57	51	(37)	204

Corporate and Other Division
International Protection segment	13	4	1	6	24	8	8	3	5	24
Runoff segment	19	25	6	16	66	8	9	(6)	35	46
Corporate and Other	(65)	(88)	(55)	(58)	(266)	(61)	(49)	(45)	(50)	(205)

Total Corporate and Other Division	(33)	(59)	(48)	(36)	(176)	(45)	(32)	(48)	(10)	(135)

NET OPERATING INCOME	193	139	133	151	616	161	117	67	58	403

ADJUSTMENTS TO NET OPERATING INCOME:
Net investment gains (losses), net of taxes and other adjustments	15	(13)	15	(28)	(11)	2	(2)	(18)	17	(1)
Goodwill impairment, net of taxes	—	—	—	—	—	—	(86)	—	—	(86)
Expenses related to restructuring, net of taxes	—	—	(13)	—	(13)	—	—	—	—	—
Gains (losses) on early extinguishment of debt, net of taxes	—	(20)	—	—	(20)	(1)	—	—	—	(1)
Gains (losses) from life block transactions, net of taxes	—	—	—	—	—	—	(6)	—	(41)	(47)
Income (loss) from discontinued operations, net of taxes	—	2	6	(20)	(12)	6	12	27	12	57

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	208	108	141	103	560	168	35	76	46	325
Add: net income attributable to noncontrolling interests	37	40	39	38	154	98	36	33	33	200

NET INCOME	$245	$148	$180	$141	$714	$266	$71	$109	$79	$525

Earnings Per Share Data:

Net income available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.42	$0.22	$0.29	$0.21	$1.13	$0.34	$0.07	$0.16	$0.09	$0.66
Diluted	$0.41	$0.22	$0.28	$0.21	$1.12	$0.34	$0.07	$0.16	$0.09	$0.66

Net operating income per common share
Basic	$0.39	$0.28	$0.27	$0.31	$1.25	$0.33	$0.24	$0.14	$0.12	$0.82
Diluted	$0.38	$0.28	$0.27	$0.30	$1.24	$0.33	$0.24	$0.14	$0.12	$0.82

Weighted-average shares outstanding
Basic	494.7	494.0	493.4	492.5	493.6	491.9	491.7	491.5	491.2	491.6
Diluted	501.2	499.3	497.5	496.8	498.7	493.9	493.9	493.9	495.7	494.4

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Consolidated Balance Sheets

(amounts in millions)

	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$58,629	$59,086	$58,008	$61,082	$62,161
Equity securities available-for-sale, at fair value	341	379	411	490	518
Commercial mortgage loans	5,899	5,858	5,831	5,866	5,872
Restricted commercial mortgage loans related to securitization entities	233	290	309	324	341
Policy loans	1,434	1,668	1,671	1,606	1,601
Other invested assets	1,686	1,826	1,976	2,982	3,493
Restricted other invested assets related to securitization entities	391	392	392	399	393

Total investments	68,613	69,499	68,598	72,749	74,379
Cash and cash equivalents	4,214	3,554	3,613	3,797	3,632
Accrued investment income	678	705	639	769	715
Deferred acquisition costs	5,278	5,256	5,237	5,050	5,036
Intangible assets	399	404	433	346	366
Goodwill	867	867	867	868	868
Reinsurance recoverable	17,219	17,224	17,236	17,211	17,230
Other assets	639	668	704	706	710
Separate account assets	10,138	9,957	9,806	10,140	9,937
Assets associated with discontinued operations(1)	—	—	443	439	439

Total assets	$108,045	$108,134	$107,576	$112,075	$113,312

(1)

The assets associated with discontinued operations prior to the sale on August 30, 2013 were segregated in the consolidated balance sheets. The major assets categories for discontinued operations were as follows:

	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
ASSETS
Other invested assets	$—	$—	$10	$10	$10
Cash and cash equivalents	—	—	24	22	21
Intangible assets	—	—	118	116	115
Goodwill	—	—	247	247	260
Other assets	—	—	44	44	33

Assets associated with discontinued operations	$—	$—	$443	$439	$439

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Consolidated Balance Sheets

(amounts in millions)

	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$33,705	$33,612	$33,437	$33,601	$33,505
Policyholder account balances	25,528	25,266	24,935	25,886	26,262
Liability for policy and contract claims	7,204	7,271	7,302	7,343	7,509
Unearned premiums	4,107	4,160	4,022	4,193	4,333
Other liabilities	4,096	4,607	4,629	5,028	5,239
Borrowings related to securitization entities	242	297	317	329	336
Non-recourse funding obligations	2,038	2,046	2,054	2,062	2,066
Long-term borrowings	5,161	4,780	4,720	4,766	4,776
Deferred tax liability	166	293	369	1,132	1,507
Separate account liabilities	10,138	9,957	9,806	10,140	9,937
Liabilities associated with discontinued operations(1)	—	—	83	86	61

Total liabilities	92,385	92,289	91,674	94,566	95,531

Stockholders’ equity:
Common stock	1	1	1	1	1
Additional paid-in capital	12,167	12,149	12,139	12,131	12,127

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains on securities not other-than-temporarily impaired	914	1,106	1,296	2,471	2,692
Net unrealized gains (losses) on other-than-temporarily impaired securities	12	3	(2)	(28)	(54)

Net unrealized investment gains (losses)	926	1,109	1,294	2,443	2,638

Derivatives qualifying as hedges	1,319	1,442	1,581	1,799	1,909
Foreign currency translation and other adjustments	297	388	267	582	655

Total accumulated other comprehensive income	2,542	2,939	3,142	4,824	5,202
Retained earnings	2,423	2,215	2,107	1,966	1,863
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	14,433	14,604	14,689	16,222	16,493
Noncontrolling interests	1,227	1,241	1,213	1,287	1,288

Total stockholders’ equity	15,660	15,845	15,902	17,509	17,781

Total liabilities and stockholders’ equity	$108,045	$108,134	$107,576	$112,075	$113,312

(1)

The liabilities associated with discontinued operations prior to the sale on August 30, 2013 were segregated in the consolidated balance sheets. The major liability categories for discontinued operations were as follows:

	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
LIABILITIES
Other liabilities	$—	$—	$67	$70	$48
Deferred tax liability	—	—	16	16	13

Liabilities associated with discontinued operations	$—	$—	$83	$86	$61

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Consolidated Balance Sheet by Segment

(amounts in millions)

	December 31, 2013
	U.S. Life Insurance	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$55,027	$8,895	$2,255	$1,635	$2,672	$3,021	$73,505
Deferred acquisition costs and intangible assets	5,687	189	19	268	357	24	6,544
Reinsurance recoverable	16,245	20	51	28	875	—	17,219
Deferred tax and other assets	302	90	36	130	20	61	639
Separate account assets	—	—	—	—	10,138	—	10,138

Total assets	$77,261	$9,194	$2,361	$2,061	$14,062	$3,106	$108,045

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$33,700	$—	$—	$—	$5	$—	$33,705
Policyholder account balances	22,210	—	—	16	3,302	—	25,528
Liability for policy and contract claims	5,216	378	1,482	108	20	—	7,204
Unearned premiums	632	2,815	129	522	9	—	4,107
Non-recourse funding obligations	2,068	—	—	—	—	(30)	2,038
Deferred tax and other liabilities	3,950	385	(818)	410	(50)	385	4,262
Borrowings and capital securities	—	525	—	—	12	4,866	5,403
Separate account liabilities	—	—	—	—	10,138	—	10,138

Total liabilities	67,776	4,103	793	1,056	13,436	5,221	92,385

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	7,380	3,468	1,570	940	656	(2,123)	11,891
Allocated accumulated other comprehensive income (loss)	2,105	396	(2)	65	(30)	8	2,542

Total Genworth Financial, Inc.’s stockholders’ equity	9,485	3,864	1,568	1,005	626	(2,115)	14,433
Noncontrolling interests	—	1,227	—	—	—	—	1,227

Total stockholders’ equity	9,485	5,091	1,568	1,005	626	(2,115)	15,660

Total liabilities and stockholders’ equity	$77,261	$9,194	$2,361	$2,061	$14,062	$3,106	$108,045

(1)	Includes inter-segment eliminations and non-core products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Consolidated Balance Sheet by Segment

(amounts in millions)

	September 30, 2013
	U.S. Life Insurance	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$54,853	$9,100	$1,922	$1,661	$2,846	$3,376	$73,758
Deferred acquisition costs and intangible assets	5,646	205	20	264	384	8	6,527
Reinsurance recoverable	16,227	20	58	29	890	—	17,224
Deferred tax and other assets	268	99	43	141	61	56	668
Separate account assets	—	—	—	—	9,957	—	9,957

Total assets	$76,994	$9,424	$2,043	$2,095	$14,138	$3,440	$108,134

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$33,607	$—	$—	$—	$5	$—	$33,612
Policyholder account balances	21,732	—	—	16	3,518	—	25,266
Liability for policy and contract claims	5,108	451	1,587	107	18	—	7,271
Unearned premiums	617	2,887	123	524	9	—	4,160
Non-recourse funding obligations	2,076	—	—	—	—	(30)	2,046
Deferred tax and other liabilities	4,250	334	(829)	463	(83)	765	4,900
Borrowings and capital securities	—	544	—	—	11	4,522	5,077
Separate account liabilities	—	—	—	—	9,957	—	9,957

Total liabilities	67,390	4,216	881	1,110	13,435	5,257	92,289

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	7,185	3,436	1,160	937	738	(1,791)	11,665
Allocated accumulated other comprehensive income (loss)	2,419	531	2	48	(35)	(26)	2,939

Total Genworth Financial, Inc.’s stockholders’ equity	9,604	3,967	1,162	985	703	(1,817)	14,604
Noncontrolling interests	—	1,241	—	—	—	—	1,241

Total stockholders’ equity	9,604	5,208	1,162	985	703	(1,817)	15,845

Total liabilities and stockholders’ equity	$76,994	$9,424	$2,043	$2,095	$14,138	$3,440	$108,134

(1)	Includes inter-segment eliminations and non-core products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Deferred Acquisition Costs Rollforward

(amounts in millions)

	U.S. Life Insurance(1)	International Mortgage Insurance	U.S. Mortgage Insurance	International Protection	Runoff(2)	Corporate and Other	Total
Unamortized balance as of September 30, 2013	$4,689	$156	$12	$239	$343	$—	$5,439
Costs deferred	88	12	1	24	—	—	125
Amortization, net of interest accretion	(64)	(10)	(1)	(23)	(9)	—	(107)
Impact of foreign currency translation	—	(6)	—	3	—	—	(3)

Unamortized balance as of December 31, 2013	4,713	152	12	243	334	—	5,454
Effect of accumulated net unrealized investment (gains) losses	(176)	—	—	—	—	—	(176)

Balance as of December 31, 2013	$4,537	$152	$12	$243	$334	$—	$5,278

(1)	Amortization, net of interest accretion, included $1 million of amortization related to net investment gains for the policyholder account balances.
(2)	Amortization, net of interest accretion, included $2 million of amortization related to net investment losses for the policyholder account balances.

U.S. Life Insurance Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Net Operating Income—U.S. Life Insurance Division

(amounts in millions)

	2013					2012
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$761	$751	$738	$707	$2,957	$759	$754	$733	$543	$2,789
Net investment income	675	650	658	638	2,621	661	644	651	638	2,594
Net investment gains (losses)	(2)	(6)	17	(12)	(3)	8	7	(21)	(2)	(8)
Insurance and investment product fees and other	185	192	190	188	755	199	221	192	263	875

Total revenues	1,619	1,587	1,603	1,521	6,330	1,627	1,626	1,555	1,442	6,250

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,036	924	1,041	974	3,975	1,075	1,051	1,038	786	3,950
Interest credited	156	156	155	152	619	161	160	160	162	643
Acquisition and operating expenses, net of deferrals	164	154	177	163	658	169	170	169	169	677
Amortization of deferred acquisition costs and intangibles	78	139	80	87	384	78	94	82	223	477
Interest expense	25	25	24	23	97	26	24	24	12	86

Total benefits and expenses	1,459	1,398	1,477	1,399	5,733	1,509	1,499	1,473	1,352	5,833

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	160	189	126	122	597	118	127	82	90	417
Provision for income taxes	40	82	46	45	213	40	42	29	32	143

INCOME FROM CONTINUING OPERATIONS	120	107	80	77	384	78	85	53	58	274

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	4	(10)	8	1	(2)	1	11	6	16
(Gains) losses from life block transactions, net of taxes	—	—	—	—	—	—	6	—	41	47
(Gains) losses on early extinguishment of debt, net of taxes	—	—	—	—		(3)	—	—	—	(3)
Expenses related to restructuring, net of taxes	—	—	9	—	9	—	—	—	—	—

NET OPERATING INCOME	$119	$111	$79	$85	$394	$73	$92	$64	$105	$334

Effective tax rate (operating income)(1)	25.3%	43.0%	37.1%	36.4%	35.7%	32.6%	32.6%	36.1%	35.4%	34.2%

(1)

The operating income (loss) effective tax rate for all pages in this financial supplement was calculated using whole dollars. As a result, the percentages shown may differ from an operating income (loss) effective tax rate calculated using the rounded numbers in this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Net Operating Income—U.S. Life Insurance Division

(amounts in millions)

	U.S. Life Insurance Segment
Three months ended December 31, 2013	Life Insurance	Long-Term Care Insurance	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$164	$582	$15	$761	$761
Net investment income	139	291	245	675	675
Net investment gains (losses)	8	(4)	(6)	(2)	(2)
Insurance and investment product fees and other	183	—	2	185	185

Total revenues	494	869	256	1,619	1,619

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	241	701	94	1,036	1,036
Interest credited	66	—	90	156	156
Acquisition and operating expenses, net of deferrals	47	94	23	164	164
Amortization of deferred acquisition costs and intangibles	31	27	20	78	78
Interest expense	25	—	—	25	25

Total benefits and expenses	410	822	227	1,459	1,459

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	84	47	29	160	160
Provision for income taxes	22	8	10	40	40

INCOME FROM CONTINUING OPERATIONS	62	39	19	120	120

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(6)	3	2	(1)	(1)

NET OPERATING INCOME	$56	$42	$21	$119	$119

Effective tax rate (operating income)	25.6%	19.8%	33.6%	25.3%	25.3%

	U.S. Life Insurance Segment
Three months ended December 31, 2012	Life Insurance	Long-Term Care Insurance	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$177	$552	$30	$759	$759
Net investment income	137	273	251	661	661
Net investment gains (losses)	10	1	(3)	8	8
Insurance and investment product fees and other	198	—	1	199	199

Total revenues	522	826	279	1,627	1,627

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	264	694	117	1,075	1,075
Interest credited	69	—	92	161	161
Acquisition and operating expenses, net of deferrals	44	105	20	169	169
Amortization of deferred acquisition costs and intangibles	35	17	26	78	78
Interest expense	25	1	—	26	26

Total benefits and expenses	437	817	255	1,509	1,509

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	85	9	24	118	118
Provision for income taxes	30	1	9	40	40

INCOME FROM CONTINUING OPERATIONS	55	8	15	78	78

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(6)	(1)	5	(2)	(2)
(Gains) losses on early extinguishment of debt, net of taxes	(3)	—	—	(3)	(3)

NET OPERATING INCOME	$46	$7	$20	$73	$73

Effective tax rate (operating income)	34.9%	2.1%	35.1%	32.6%	32.6%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Net Operating Income—U.S. Life Insurance Division

(amounts in millions)

	U.S. Life Insurance Segment
Twelve months ended December 31, 2013	Life Insurance	Long-Term Care Insurance	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$684	$2,209	$64	$2,957	$2,957
Net investment income	541	1,114	966	2,621	2,621
Net investment gains (losses)	13	(11)	(5)	(3)	(3)
Insurance and investment product fees and other	744	4	7	755	755

Total revenues	1,982	3,316	1,032	6,330	6,330

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	945	2,651	379	3,975	3,975
Interest credited	266	—	353	619	619
Acquisition and operating expenses, net of deferrals	194	385	79	658	658
Amortization of deferred acquisition costs and intangibles	192	107	85	384	384
Interest expense	97	—	—	97	97

Total benefits and expenses	1,694	3,143	896	5,733	5,733

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	288	173	136	597	597
Provision for income taxes	108	57	48	213	213

INCOME FROM CONTINUING OPERATIONS	180	116	88	384	384
ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(9)	7	3	1	1
Expenses related to restructuring, net of taxes	2	6	1	9	9

NET OPERATING INCOME	$173	$129	$92	$394	$394

Effective tax rate (operating income)	37.6%	33.3%	35.3%	35.7%	35.7%

	U.S. Life Insurance Segment
Twelve months ended December 31, 2012	Life Insurance	Long-Term Care Insurance	Fixed Annuities	Total U.S. Life Insurance Segment	Total
REVENUES:
Premiums	$542	$2,143	$104	$2,789	$2,789
Net investment income	525	1,060	1,009	2,594	2,594
Net investment gains (losses)	(6)	—	(2)	(8)	(8)
Insurance and investment product fees and other	865	4	6	875	875

Total revenues	1,926	3,207	1,117	6,250	6,250

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	923	2,574	453	3,950	3,950
Interest credited	265	—	378	643	643
Acquisition and operating expenses, net of deferrals	205	399	73	677	677
Amortization of deferred acquisition costs and intangibles	293	82	102	477	477
Interest expense	84	2	—	86	86

Total benefits and expenses	1,770	3,057	1,006	5,833	5,833

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	156	150	111	417	417
Provision for income taxes	54	49	40	143	143

INCOME FROM CONTINUING OPERATIONS	102	101	71	274	274
ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	5	—	11	16	16
(Gains) losses from life block transactions, net of taxes	47	—	—	47	47
(Gains) losses on early extinguishment of debt, net of taxes	(3)	—	—	(3)	(3)

NET OPERATING INCOME	$151	$101	$82	$334	$334

Effective tax rate (operating income)	34.6%	32.6%	35.3%	34.2%	34.2%

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Net Operating Income and Sales—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2013					2012
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$164	$166	$173	$181	$684	$177	$187	$189	$(11)	$542
Net investment income	139	138	133	131	541	137	129	130	129	525
Net investment gains (losses)	8	—	9	(4)	13	10	(2)	(9)	(5)	(6)
Insurance and investment product fees and other	183	188	187	186	744	198	219	188	260	865

Total revenues	494	492	502	494	1,982	522	533	498	373	1,926

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	241	160	280	264	945	264	313	281	65	923
Interest credited	66	68	68	64	266	69	66	65	65	265
Acquisition and operating expenses, net of deferrals	47	47	50	50	194	44	51	55	55	205
Amortization of deferred acquisition costs and intangibles	31	88	33	40	192	35	49	37	172	293
Interest expense	25	25	24	23	97	25	24	23	12	84

Total benefits and expenses	410	388	455	441	1,694	437	503	461	369	1,770

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	84	104	47	53	288	85	30	37	4	156
Provision for income taxes	22	50	16	20	108	30	10	13	1	54

INCOME FROM CONTINUING OPERATIONS	62	54	31	33	180	55	20	24	3	102

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(6)	—	(6)	3	(9)	(6)	2	6	3	5
(Gains) losses from life block transactions, net of taxes	—	—	—	—	—	—	6 (1)	—	41 (2)	47
(Gains) losses on early extinguishment of debt, net of taxes	—	—	—	—	—	(3)	—	—	—	(3)
Expenses related to restructuring, net of taxes	—	—	2	—	2	—	—	—	—	—

NET OPERATING INCOME	$56	$54	$27	$36	$173	$46	$28	$30	$47	$151

Effective tax rate (operating income)	25.6%	47.5%	34.4%	37.6%	37.6%	34.9%	33.3%	35.7%	34.4%	34.6%

SALES:
Sales by Product:
Term Life	$9	$5	$4	$4	$22	$—	$1	$—	$—	$1
Term Universal Life	—	—	—	1	1	11	19	32	31	93
Universal Life	5	5	5	9	24	17	15	19	16	67
Linked-Benefits	3	2	3	2	10	3	3	3	3	12

Total Sales	$17	$12	$12	$16	$57	$31	$38	$54	$50	$173

Sales by Distribution Channel:
Financial Intermediaries	$1	$—	$1	$1	$3	$1	$2	$1	$2	$6
Independent Producers	16	12	10	15	53	30	35	52	48	165
Dedicated Sales Specialist	—	—	1	—	1	—	1	1	—	2

Total Sales	$17	$12	$12	$16	$57	$31	$38	$54	$50	$173

(1)

In the third quarter of 2012, as part of a life block transaction, the company repurchased $270 million of non-recourse funding obligations resulting in a U.S. GAAP after-tax gain of approximately $21 million. The company also recorded higher after-tax deferred acquisition costs (DAC) amortization of approximately $25 million reflecting loss recognition associated with a third-party reinsurance treaty plus additional expenses. The combined transactions resulted in a U.S. GAAP after-tax loss of $6 million.

(2)

In January 2012, as part of a life block transaction, the company repurchased $475 million of non-recourse funding obligations resulting in a U.S. GAAP after-tax gain of approximately $52 million and then ceded certain term life insurance policies to a third-party reinsurer resulting in a U.S. GAAP after-tax loss, net of DAC, of $93 million. The combined transactions resulted in a U.S. GAAP after-tax loss of approximately $41 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Life Insurance In-Force

(amounts in millions)

	2013				2012
	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Term and Whole Life Insurance
Life insurance in-force, net of reinsurance	$336,015	$335,039	$336,008	$338,014	$340,394	$382,735	$387,333	$391,870
Life insurance in-force before reinsurance	$523,694	$525,171	$528,874	$534,194	$539,317	$546,829	$554,019	$561,186

Term Universal Life Insurance
Life insurance in-force, net of reinsurance	$132,293	$133,500	$134,868	$136,222	$137,359	$133,846	$119,687	$112,906
Life insurance in-force before reinsurance	$133,348	$134,555	$135,937	$137,297	$138,436	$134,921	$127,640	$113,737

Universal Life Insurance
Life insurance in-force, net of reinsurance	$43,150	$43,447	$43,773	$44,051	$44,129	$43,523	$43,232	$42,734
Life insurance in-force before reinsurance	$49,790	$50,203	$50,558	$50,906	$50,954	$50,364	$50,083	$49,527

Total Life Insurance
Life insurance in-force, net of reinsurance	$511,458	$511,986	$514,649	$518,287	$521,882	$560,104	$550,252	$547,510
Life insurance in-force before reinsurance	$706,832	$709,929	$715,369	$722,397	$728,707	$732,114	$731,742	$724,450

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Net Operating Income and Sales—U.S. Life Insurance Segment—Long-Term Care Insurance

(amounts in millions)

	2013					2012
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$582	$564	$550	$513	$2,209	$552	$541	$529	$521	$2,143
Net investment income	291	282	277	264	1,114	273	266	266	255	1,060
Net investment gains (losses)	(4)	(2)	(2)	(3)	(11)	1	1	—	(2)	—
Insurance and investment product fees and other	—	2	1	1	4	—	1	2	1	4

Total revenues	869	846	826	775	3,316	826	809	797	775	3,207

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	701	659	663	628	2,651	694	625	654	601	2,574
Interest credited	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	94	90	107	94	385	105	100	96	98	399
Amortization of deferred acquisition costs and intangibles	27	31	24	25	107	17	19	24	22	82
Interest expense	—	—	—	—	—	1	—	1	—	2

Total benefits and expenses	822	780	794	747	3,143	817	744	775	721	3,057

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	47	66	32	28	173	9	65	22	54	150
Provision for income taxes	8	26	13	10	57	1	20	8	20	49

INCOME FROM CONTINUING OPERATIONS	39	40	19	18	116	8	45	14	34	101
ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	3	1	1	2	7	(1)	—	—	1	—
Expenses related to restructuring, net of taxes	—	—	6	—	6	—	—	—	—	—

NET OPERATING INCOME	$42	$41	$26	$20	$129	$7	$45	$14	$35	$101

Effective tax rate (operating income)	19.8%	38.6%	40.2%	35.4%	33.3%	2.1%	30.9%	38.4%	36.5%	32.6%

SALES:
Sales by Distribution Channel:
Financial Intermediaries	$2	$4	$3	$4	$13	$6	$5	$5	$5	$21
Independent Producers	17	20	23	21	81	41	46	35	28	150
Dedicated Sales Specialist	5	13	12	10	40	13	12	13	12	50

Total Individual Long-Term Care Insurance	24	37	38	35	134	60	63	53	45	221
Group Long-Term Care Insurance	2	3	5	5	15	4	6	7	3	20

Total Sales	$26	$40	$43	$40	$149	$64	$69	$60	$48	$241

RATIOS:
Loss Ratio(1)	68.2%	63.7%	66.6%	66.2%	66.2%	73.2%	62.8%	71.2%	63.4%	67.7%
Gross Benefits Ratio(2)	120.4%	116.8%	120.3%	122.8%	120.0%	126.4%	115.0%	124.1%	115.1%	120.2%

(1)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(2)	The gross benefits ratio was calculated by dividing the benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Net Operating Income and Sales—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2013					2012
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$15	$21	$15	$13	$64	$30	$26	$15	$33	$104
Net investment income	245	230	248	243	966	251	249	255	254	1,009
Net investment gains (losses)	(6)	(4)	10	(5)	(5)	(3)	8	(12)	5	(2)
Insurance and investment product fees and other	2	2	2	1	7	1	1	2	2	6

Total revenues	256	249	275	252	1,032	279	284	260	294	1,117

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	94	105	98	82	379	117	113	103	120	453
Interest credited	90	88	87	88	353	92	94	95	97	378
Acquisition and operating expenses, net of deferrals	23	17	20	19	79	20	19	18	16	73
Amortization of deferred acquisition costs and intangibles	20	20	23	22	85	26	26	21	29	102
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	227	230	228	211	896	255	252	237	262	1,006

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	29	19	47	41	136	24	32	23	32	111
Provision for income taxes	10	6	17	15	48	9	12	8	11	40

INCOME FROM CONTINUING OPERATIONS	19	13	30	26	88	15	20	15	21	71

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	2	3	(5)	3	3	5	(1)	5	2	11
Expenses related to restructuring, net of taxes	—	—	1	—	1	—	—	—	—	—

NET OPERATING INCOME	$21	$16	$26	$29	$92	$20	$19	$20	$23	$82

Effective tax rate (operating income)	33.6%	35.4%	36.3%	35.5%	35.3%	35.1%	35.4%	35.3%	35.6%	35.3%

SALES:
Sales by Product:
Single Premium Immediate Annuities	$52	$53	$48	$40	$193	$69	$63	$51	$74	$257
Single Premium Deferred Annuities	678	707	164	67	1,616	179	424	285	262	1,150

Total Sales	$730	$760	$212	$107	$1,809	$248	$487	$336	$336	$1,407

Sales by Distribution Channel:
Financial Intermediaries	$425	$528	$134	$47	$1,134	$120	$336	$242	$216	$914
Independent Producers	292	226	71	56	645	118	145	90	116	469
Dedicated Sales Specialists	13	6	7	4	30	10	6	4	4	24

Total Sales	$730	$760	$212	$107	$1,809	$248	$487	$336	$336	$1,407

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Selected Operating Performance Measures—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2013					2012
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Single Premium Deferred Annuities
Account value, beginning of the period	$11,341	$10,842	$10,881	$11,038	$11,038	$11,104	$10,904	$10,849	$10,831	$10,831
Deposits	686	714	166	68	1,634	184	427	286	264	1,161
Surrenders, benefits and product charges	(300)	(293)	(281)	(302)	(1,176)	(331)	(310)	(314)	(330)	(1,285)

Net flows	386	421	(115)	(234)	458	(147)	117	(28)	(66)	(124)
Interest credited	80	78	76	77	311	81	83	83	84	331

Account value, end of the period	11,807	11,341	10,842	10,881	11,807	11,038	11,104	10,904	10,849	11,038

Single Premium Immediate Annuities
Account value, beginning of the period	5,931	6,010	6,319	6,442	6,442	6,469	6,427	6,404	6,433	6,433
Premiums and deposits	91	80	71	65	307	93	90	81	106	370
Surrenders, benefits and product charges	(221)	(214)	(228)	(235)	(898)	(235)	(222)	(235)	(237)	(929)

Net flows	(130)	(134)	(157)	(170)	(591)	(142)	(132)	(154)	(131)	(559)
Interest credited	69	71	72	73	285	75	75	77	78	305
Effect of accumulated net unrealized investment gains (losses)	(33)	(16)	(224)	(26)	(299)	40	99	100	24	263

Account value, end of the period	5,837	5,931	6,010	6,319	5,837	6,442	6,469	6,427	6,404	6,442

Structured Settlements
Account value, net of reinsurance, beginning of the period	1,095	1,097	1,101	1,101	1,101	1,104	1,106	1,107	1,107	1,107
Surrenders, benefits and product charges	(16)	(17)	(18)	(15)	(66)	(17)	(17)	(16)	(14)	(64)

Net flows	(16)	(17)	(18)	(15)	(66)	(17)	(17)	(16)	(14)	(64)
Interest credited	14	15	14	15	58	14	15	15	14	58

Account value, net of reinsurance, end of the period	1,093	1,095	1,097	1,101	1,093	1,101	1,104	1,106	1,107	1,101

Total Fixed Annuities	$18,737	$18,367	$17,949	$18,301	$18,737	$18,581	$18,677	$18,437	$18,360	$18,581

Global Mortgage Insurance Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Net Operating Income (Loss)—Global Mortgage Insurance Division

(amounts in millions)

	2013					2012
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$390	$380	$392	$388	$1,550	$395	$394	$393	$383	$1,565
Net investment income	93	98	95	107	393	104	112	107	120	443
Net investment gains (losses)	9	7	13	3	32	12	—	11	29	52
Insurance and investment product fees and other	1	—	—	1	2	2	—	20	2	24

Total revenues	493	485	500	499	1,977	513	506	531	534	2,084

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	172	196	177	184	729	275	273	289	404	1,241
Acquisition and operating expenses, net of deferrals	107	91	96	91	385	(91)	102	94	93	198
Amortization of deferred acquisition costs and intangibles	15	15	19	17	66	15	18	18	18	69
Interest expense	7	9	8	9	33	9	9	8	10	36

Total benefits and expenses	301	311	300	301	1,213	208	402	409	525	1,544

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	192	174	200	198	764	305	104	122	9	540
Provision (benefit) for income taxes	44	45	55	57	201	66	12	31	(4)	105

INCOME FROM CONTINUING OPERATIONS	148	129	145	141	563	239	92	91	13	435
Less: net income attributable to noncontrolling interests	37	40	39	38	154	98	36	33	33	200

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	111	89	106	103	409	141	56	58	(20)	235

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(4)	(2)	(5)	(1)	(12)	(8)	1	(7)	(17)	(31)
Expenses related to restructuring, net of taxes	—	—	1	—	1	—	—	—	—	—

NET OPERATING INCOME (LOSS)(1)	$107	$87	$102	$102	$398	$133	$57	$51	$(37)	$204

Effective tax rate (operating income (loss))	20.7%	25.3%	27.2%	30.0%	25.9%	19.6%	-1.8%	21.6%	41.5%	8.5%

(1)

Net operating income (loss) adjusted for foreign exchange as compared to the prior year period for the Global Mortgage Insurance Division was $116 million and $418 million for the three and twelve months ended December 31, 2013, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Net Operating Income (Loss)—Global Mortgage Insurance Division

(amounts in millions)

	International Mortgage Insurance Segment
Three months ended December 31, 2013	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$137	$98	$13	$248	$142	$390
Net investment income	41	38	1	80	13	93
Net investment gains (losses)	6	—	3	9	—	9
Insurance and investment product fees and other	—	1	—	1	—	1

Total revenues	184	137	17	338	155	493

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	30	21	13	64	108	172
Acquisition and operating expenses, net of deferrals	29	34	9	72	35	107
Amortization of deferred acquisition costs and intangibles	8	5	1	14	1	15
Interest expense	5	2	—	7	—	7

Total benefits and expenses	72	62	23	157	144	301

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	112	75	(6)	181	11	192
Provision for income taxes	28	9	2	39	5	44

INCOME (LOSS) FROM CONTINUING OPERATIONS	84	66	(8)	142	6	148
Less: net income attributable to noncontrolling interests	37	—	—	37	—	37

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	47	66	(8)	105	6	111

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(3)	—	(1)	(4)	—	(4)

NET OPERATING INCOME (LOSS)	$44	$66	$(9)	$101	$6	$107

Effective tax rate (operating income (loss))	22.9%	12.0%	-15.3%	18.8%	45.0%	20.7%

	International Mortgage Insurance Segment
Three months ended December 31, 2012	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$147	$101	$9	$257	$138	$395
Net investment income	47	44	1	92	12	104
Net investment gains (losses)	1	1	(1)	1	11	12
Insurance and investment product fees and other	—	—	1	1	1	2

Total revenues	195	146	10	351	162	513

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	46	37	12	95	180	275
Acquisition and operating expenses, net of deferrals	(163)	27	9	(127)	36	(91)
Amortization of deferred acquisition costs and intangibles	9	5	—	14	1	15
Interest expense	6	3	—	9	—	9

Total benefits and expenses	(102)	72	21	(9)	217	208

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	297	74	(11)	360	(55)	305
Provision (benefit) for income taxes	84	12	—	96	(30)	66

INCOME (LOSS) FROM CONTINUING OPERATIONS	213	62	(11)	264	(25)	239
Less: net income attributable to noncontrolling interests	98	—	—	98	—	98

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	115	62	(11)	166	(25)	141

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	—	—	(1)	(7)	(8)

NET OPERATING INCOME (LOSS)	$114	$62	$(11)	$165	$(32)	$133

Effective tax rate (operating income (loss))	31.6%	16.5%	-5.6%	28.5%	50.7%	19.6%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Net Operating Income (Loss)—Global Mortgage Insurance Division

(amounts in millions)

	International Mortgage Insurance Segment
Twelve months ended December 31, 2013	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$560	$398	$38	$996	$554	$1,550
Net investment income	170	159	4	333	60	393
Net investment gains (losses)	31	(2)	3	32	—	32
Insurance and investment product fees and other	(1)	—	1	—	2	2

Total revenues	760	555	46	1,361	616	1,977

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	139	134	44	317	412	729
Acquisition and operating expenses, net of deferrals	93	110	38	241	144	385
Amortization of deferred acquisition costs and intangibles	37	22	1	60	6	66
Interest expense	22	11	—	33	—	33

Total benefits and expenses	291	277	83	651	562	1,213

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	469	278	(37)	710	54	764
Provision for income taxes	133	51	—	184	17	201

INCOME (LOSS) FROM CONTINUING OPERATIONS	336	227	(37)	526	37	563
Less: net income attributable to noncontrolling interests	154	—	—	154	—	154

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	182	227	(37)	372	37	409

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(12)	1	(1)	(12)	—	(12)
Expenses related to restructuring, net of taxes	—	—	1	1	—	1

NET OPERATING INCOME (LOSS)	$170	$228	$(37)	$361	$37	$398

Effective tax rate (operating income (loss))	29.5%	18.6%	3.1%	25.3%	31.6%	25.9%

	International Mortgage Insurance Segment
Twelve months ended December 31, 2012	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$587	$388	$41	$1,016	$549	$1,565
Net investment income	187	181	7	375	68	443
Net investment gains (losses)	12	(2)	6	16	36	52
Insurance and investment product fees and other	—	—	1	1	23	24

Total revenues	786	567	55	1,408	676	2,084

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	193	274	49	516	725	1,241
Acquisition and operating expenses, net of deferrals	(80)	99	36	55	143	198
Amortization of deferred acquisition costs and intangibles	39	24	1	64	5	69
Interest expense	23	13	—	36	—	36

Total benefits and expenses	175	410	86	671	873	1,544

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	611	157	(31)	737	(197)	540
Provision (benefit) for income taxes	172	17	(1)	188	(83)	105

INCOME (LOSS) FROM CONTINUING OPERATIONS	439	140	(30)	549	(114)	435
Less: net income attributable to noncontrolling interests	200	—	—	200	—	200

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	239	140	(30)	349	(114)	235

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(5)	2	(4)	(7)	(24)	(31)

NET OPERATING INCOME (LOSS)	$234	$142	$(34)	$342	$(138)	$204

Effective tax rate (operating income (loss))	29.9%	11.3%	8.8%	25.1%	41.0%	8.5%

International Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Net Operating Income—International Mortgage Insurance Segment

(amounts in millions)

	2013					2012
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$248	$243	$251	$254	$996	$257	$256	$256	$247	$1,016
Net investment income	80	80	85	88	333	92	92	94	97	375
Net investment gains (losses)	9	7	13	3	32	1	2	11	2	16
Insurance and investment product fees and other	1	(1)	—	—	—	1	—	—	—	1

Total revenues	338	329	349	345	1,361	351	350	361	346	1,408

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	64	73	80	100	317	95	99	115	207	516
Acquisition and operating expenses, net of deferrals	72	56	61	52	241	(127)	62	61	59	55
Amortization of deferred acquisition costs and intangibles	14	13	17	16	60	14	17	16	17	64
Interest expense	7	9	8	9	33	9	9	8	10	36

Total benefits and expenses	157	151	166	177	651	(9)	187	200	293	671

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	181	178	183	168	710	360	163	161	53	737
Provision for income taxes	39	46	51	48	184	96	34	45	13	188

INCOME FROM CONTINUING OPERATIONS	142	132	132	120	526	264	129	116	40	549
Less: net income attributable to noncontrolling interests	37	40	39	38	154	98	36	33	33	200

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	105	92	93	82	372	166	93	83	7	349

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(4)	(2)	(5)	(1)	(12)	(1)	1	(7)	—	(7)
Expenses related to restructuring, net of taxes	—	—	1	—	1	—	—	—	—	—

NET OPERATING INCOME(1)	$101	$90	$89	$81	$361	$165	$94	$76	$7	$342

Effective tax rate (operating income)	18.8%	25.0%	27.8%	29.9%	25.3%	28.5%	17.6%	27.4%	6.8%	25.1%

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the International Mortgage Insurance segment was $110 million and $381 million for the three and twelve months ended December 31, 2013, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Net Operating Income and Sales—International Mortgage Insurance Segment—Canada

(amounts in millions)

	2013					2012
	4Q	3Q	2Q	1Q	Total	4Q(1)	3Q	2Q	1Q	Total
REVENUES:
Premiums	$137	$138	$141	$144	$560	$147	$147	$148	$145	$587
Net investment income	41	43	42	44	170	47	46	47	47	187
Net investment gains (losses)	6	9	12	4	31	1	4	1	6	12
Insurance and investment product fees and other	—	—	(1)	—	(1)	—	—	—	—	—

Total revenues	184	190	194	192	760	195	197	196	198	786

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	30	30	35	44	139	46	44	48	55	193
Acquisition and operating expenses, net of deferrals	29	23	22	19	93	(163)	28	29	26	(80)
Amortization of deferred acquisition costs and intangibles	8	9	10	10	37	9	10	10	10	39
Interest expense	5	6	5	6	22	6	6	5	6	23

Total benefits and expenses	72	68	72	79	291	(102)	88	92	97	175

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	112	122	122	113	469	297	109	104	101	611
Provision for income taxes	28	38	35	32	133	84	29	30	29	172

INCOME FROM CONTINUING OPERATIONS	84	84	87	81	336	213	80	74	72	439
Less: net income attributable to noncontrolling interests	37	40	39	38	154	98	36	33	33	200

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	47	44	48	43	182	115	44	41	39	239

ADJUSTMENT TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(3)	(3)	(5)	(1)	(12)	(1)	(2)	—	(2)	(5)

NET OPERATING INCOME(2)	$44	$41	$43	$42	$170	$114	$42	$41	$37	$234

Effective tax rate (operating income)	22.9%	35.0%	29.3%	30.2%	29.5%	31.6%	25.6%	30.0%	29.3%	29.9%

SALES:
New Insurance Written (NIW)
Flow	$5,000	$6,000	$4,700	$3,300	$19,000	$4,400	$7,200	$5,700	$3,500	$20,800
Bulk	2,400	3,900	6,400	2,400	15,100	4,100	2,600	13,100	500	20,300

Total Canada NIW(3)	$7,400	$9,900	$11,100	$5,700	$34,100	$8,500	$9,800	$18,800	$4,000	$41,100

(1)

Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for a government guarantee fund and payment of exit fees related to it, was terminated. As a result, in the fourth quarter of 2012, acquisition and operating expenses, net of deferrals, for the Canadian platform included a favorable adjustment of $186 million associated with the reversal of the accrued liability for exit fees. This adjustment impacted net income available to Genworth Financial, Inc.’s common stockholders by $78 million, net of taxes, and net income attributable to noncontrolling interests by $58 million, net of taxes.

(2)

Net operating income for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $46 million and $174 million for the three and twelve months ended December 31, 2013, respectively.

(3)

New insurance written for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $7,800 million and $34,900 million for the three and twelve months ended December 31, 2013, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Net Operating Income (Loss) and Sales—International Mortgage Insurance Segment—Australia

(amounts in millions)

	2013					2012
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$98	$98	$101	$101	$398	$101	$98	$98	$91	$388
Net investment income	38	36	42	43	159	44	44	46	47	181
Net investment gains (losses)	—	(2)	1	(1)	(2)	1	(2)	4	(5)	(2)
Insurance and investment product fees and other	1	(1)	—	—	—	—	—	—	—	—

Total revenues	137	131	144	143	555	146	140	148	133	567

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	21	29	36	48	134	37	46	53	138	274
Acquisition and operating expenses, net of deferrals	34	25	27	24	110	27	26	23	23	99
Amortization of deferred acquisition costs and intangibles	5	5	6	6	22	5	6	6	7	24
Interest expense	2	3	3	3	11	3	3	3	4	13

Total benefits and expenses	62	62	72	81	277	72	81	85	172	410

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	75	69	72	62	278	74	59	63	(39)	157
Provision (benefit) for income taxes	9	9	17	16	51	12	4	16	(15)	17

INCOME (LOSS) FROM CONTINUING OPERATIONS	66	60	55	46	227	62	55	47	(24)	140
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	66	60	55	46	227	62	55	47	(24)	140

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	1	—	—	1	—	2	(3)	3	2

NET OPERATING INCOME (LOSS)(1)	$66	$61	$55	$46	$228	$62	$57	$44	$(21)	$142

Effective tax rate (operating income (loss))	12.0%	13.7%	23.5%	26.7%	18.6%	16.5%	8.2%	24.8%	39.9%	11.3%

SALES:
New Insurance Written (NIW)
Flow	$9,000	$8,000	$8,700	$7,900	$33,600	$9,600	$8,800	$8,200	$7,700	$34,300
Bulk	—	100	900	—	1,000	—	—	300	300	600

Total Australia NIW(2)	$9,000	$8,100	$9,600	$7,900	$34,600	$9,600	$8,800	$8,500	$8,000	$34,900

(1)

Net operating income for the Australian platform adjusted for foreign exchange as compared to the prior year period was $72 million and $242 million for the three and twelve months ended December 31, 2013, respectively.

(2)

New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $9,900 million and $36,500 million for the three and twelve months ended December 31, 2013, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Net Operating Loss and Sales—International Mortgage Insurance Segment—Other Countries

(amounts in millions)

	2013					2012
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$13	$7	$9	$9	$38	$9	$11	$10	$11	$41
Net investment income	1	1	1	1	4	1	2	1	3	7
Net investment gains (losses)	3	—	—	—	3	(1)	—	6	1	6
Insurance and investment product fees and other	—	—	1	—	1	1	—	—	—	1

Total revenues	17	8	11	10	46	10	13	17	15	55

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	13	14	9	8	44	12	9	14	14	49
Acquisition and operating expenses, net of deferrals	9	8	12	9	38	9	8	9	10	36
Amortization of deferred acquisition costs and intangibles	1	(1)	1	—	1	—	1	—	—	1
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	23	21	22	17	83	21	18	23	24	86

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(6)	(13)	(11)	(7)	(37)	(11)	(5)	(6)	(9)	(31)
Provision (benefit) for income taxes	2	(1)	(1)	—	—	—	1	(1)	(1)	(1)

LOSS FROM CONTINUING OPERATIONS	(8)	(12)	(10)	(7)	(37)	(11)	(6)	(5)	(8)	(30)
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—

LOSS FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(8)	(12)	(10)	(7)	(37)	(11)	(6)	(5)	(8)	(30)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	—	—	—	(1)	—	1	(4)	(1)	(4)
Expenses related to restructuring, net of taxes	—	—	1	—	1	—	—	—	—	—

NET OPERATING LOSS(1)	$(9)	$(12)	$(9)	$(7)	$(37)	$(11)	$(5)	$(9)	$(9)	$(34)

Effective tax rate (operating loss)	-15.3%	11.2%	5.7%	4.9%	3.1%	-5.6%	-0.6%	26.7%	10.1%	8.8%

SALES:
New Insurance Written (NIW)
Flow	$500	$500	$400	$400	$1,800	$500	$400	$500	$300	$1,700
Bulk	600	—	—	—	600	—	—	—	—	—

Total Other Countries NIW(2)	$1,100	$500	$400	$400	$2,400	$500	$400	$500	$300	$1,700

(1)

Net operating loss for the Other Countries platform adjusted for foreign exchange as compared to the prior year period was $(8) million and $(35) million for the three and twelve months ended December 31, 2013, respectively.

(2)

New insurance written for the Other Countries platform adjusted for foreign exchange as compared to the prior year period was $1,100 million and $2,400 million for the three and twelve months ended December 31, 2013, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

	2013					2012
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written
Canada	$125	$156	$134	$84	$499	$118	$176	$175	$79	$548
Australia	147	123	132	117	519	157	131	103	102	493
Other Countries(1)	6	6	7	5	24	—	7	7	6	20

Total Net Premiums Written	$278	$285	$273	$206	$1,042	$275	$314	$285	$187	$1,061

Loss Ratio(2)
Canada	22%	22%	25%	31%	25%	31%	30%	32%	38%	33%
Australia	21%	31%	35%	47%	34%	36%	47%	54%	154%	70%
Other Countries	102%	170%	110%	90%	115%	133%	97%	129%	128%	122%
Total Loss Ratio	25%	31%	32%	39%	32%	37%	39%	45%	84%	51%

GAAP Basis Expense Ratio(3)
Canada(4)	27%	23%	22%	20%	23%	-103%	26%	26%	25%	-7%
Australia	39%	30%	32%	31%	33%	32%	32%	30%	33%	32%
Other Countries(1)	69%	106%	129%	113%	101%	103%	85%	82%	94%	90%
Total GAAP Basis Expense Ratio(4)	34%	29%	30%	27%	30%	-43%	30%	30%	31%	12%

Adjusted Expense Ratio(5)
Canada(4)	30%	20%	23%	35%	26%	-130%	21%	22%	46%	-7%
Australia	26%	24%	25%	27%	25%	21%	24%	29%	29%	25%
Other Countries(1)	146%	136%	177%	174%	158%	NM (6)	118%	131%	162%	185%
Total Adjusted Expense Ratio(4)	31%	24%	28%	34%	29%	-41%	25%	27%	41%	11%

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe. Primary flow risk in-force excludes $316 million, $285 million, $250 million, $225 million, $213 million, $183 million, $154 million and $134 million of risk in-force in Europe ceded under quota share reinsurance agreements as of December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.

(2)

The ratio of incurred losses and loss adjustment expense to net earned premiums. In determining the pricing of the mortgage insurance products, the company develops a pricing loss ratio which uses industry and company loss experience over a number of years, which incorporate both favorable and unfavorable economic environments, differing coverage levels and varying capital requirements. Actual results may vary from pricing loss ratios for a number of reasons, which include differing economic conditions and actual individual product and lender performance.

(3)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

Effective January 1, 2013, the Government Guarantee Agreement and all obligations under it, including the requirement for a government guarantee fund and payment of exit fees related to it, was terminated. As a result, in the fourth quarter of 2012, acquisition and operating expenses, net of deferrals, for the Canadian platform included a favorable adjustment of $186 million associated with the reversal of the accrued liability for exit fees. For the three and twelve months ended December 31, 2012, excluding the exit fee adjustment, the GAAP basis expense ratios for the Canadian platform were 22% and 25%, respectively, and the adjusted expense ratios for the Canadian platform were 28% and 27%, respectively. For the three and twelve months ended December 31, 2012, excluding the exit fee adjustment, the GAAP basis expense ratios for the International Mortgage Insurance segment were 29% and 30%, respectively, and the adjusted expense ratios for the International Mortgage Insurance segment were 27% and 29%, respectively.

(5)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(6)	“NM” is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

	2013						2012
	4Q	3Q	2Q		1Q		4Q		3Q	2Q	1Q
Primary Insurance In-Force
Canada	$298,000	$300,700	$285,200	(1)	$284,700	(1)	$303,400	(1)	$299,600	$281,700	$269,100
Australia	267,900	275,500	266,500		299,000		295,600		291,500	286,200	287,100
Other Countries	26,300	32,500	31,300		31,400		32,200		31,900	31,400	33,600

Total Primary Insurance In-Force	$592,200	$608,700	$583,000		$615,100		$631,200		$623,000	$599,300	$589,800

Primary Risk In-Force(2)
Canada
Flow	$82,300	$83,400	$79,700		$80,900		$81,900		$81,300	$76,600	$76,200
Bulk	22,000	21,900	20,100		18,800		24,300		23,500	22,000	18,000

Total Canada	104,300	105,300	99,800		99,700		106,200		104,800	98,600	94,200

Australia
Flow	86,700	88,800	85,700		96,100		94,800		93,100	90,600	90,600
Bulk	7,100	7,600	7,600		8,500		8,700		9,000	9,600	9,900

Total Australia	93,800	96,400	93,300		104,600		103,500		102,100	100,200	100,500

Other Countries
Flow(3)	3,200	4,000	3,900		3,900		4,000		3,900	3,900	4,200
Bulk	400	300	300		300		300		400	400	400

Total Other Countries	3,600	4,300	4,200		4,200		4,300		4,300	4,300	4,600

Total Primary Risk In-Force	$201,700	$206,000	$197,300		$208,500		$214,000		$211,200	$203,100	$199,300

(1)

As part of an ongoing effort to improve the estimate of outstanding insurance exposure, the company surveyed its largest customers and obtained updated outstanding balances in Canada. As a result, the company estimates that the outstanding balance of insured mortgages was approximately $155.0 billion as of September 30, 2013 and $150.0 billion as of June 30, 2013, March 31, 2013 and December 31, 2012. This is based on the extrapolation of the amounts reported by lenders surveyed to the entire insured population.

(2)

The businesses in Australia and Canada currently provide 100% coverage on the majority of the loans the company insures in those markets. For the purpose of representing the risk in-force, the company has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the businesses in Australia and Canada. This factor was 35% for all periods presented.

(3)

Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe. Primary flow risk in-force excludes $316 million, $285 million, $250 million, $225 million, $213 million, $183 million, $154 million and $134 million of risk in-force in Europe ceded under quota share reinsurance agreements as of December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012, September 30, 2012, June 30, 2012 and March 31, 2012, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Selected Key Performance Measures—International Mortgage Insurance Segment —Canada

(dollar amounts in millions)

Primary Insurance	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Insured loans in-force(1)	1,527,554	1,501,139	1,464,060	1,428,163	1,502,858
Insured delinquent loans	1,830	1,778	1,778	1,963	2,153
Insured delinquency rate(2)	0.12%	0.12%	0.12%	0.14%	0.14%

Flow loans in-force(1)	1,187,753	1,171,486	1,151,957	1,136,321	1,126,468
Flow delinquent loans	1,591	1,566	1,562	1,726	1,924
Flow delinquency rate(2)	0.13%	0.13%	0.14%	0.15%	0.17%

Bulk loans in-force(1)	339,801	329,653	312,103	291,842	376,390
Bulk delinquent loans	239	212	216	237	229
Bulk delinquency rate(2)	0.07%	0.06%	0.07%	0.08%	0.06%

Loss Metrics	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012

Beginning Reserves	$108	$112	$118	$130	$136
Paid claims(3)	(33)	(33)	(39)	(53)	(52)
Increase in reserves	30	27	36	44	40
Impact of changes in foreign exchange rates	(3)	2	(3)	(3)	6

Ending Reserves	$102	$108	$112	$118	$130

	December 31, 2013		September 30, 2013		December 31, 2012
Province and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
Ontario	46%	0.08%	47%	0.07%	46%	0.09%
British Columbia	15	0.17%	15	0.18%	16	0.18%
Alberta	17	0.14%	16	0.14%	16	0.22%
Quebec	14	0.17%	14	0.17%	14	0.19%
Nova Scotia	2	0.19%	2	0.21%	2	0.20%
Saskatchewan	2	0.08%	2	0.12%	2	0.11%
Manitoba	2	0.09%	2	0.08%	2	0.07%
New Brunswick	1	0.24%	1	0.21%	1	0.21%
All Other	1	0.12%	1	0.12%	1	0.09%

Total	100%	0.12%	100%	0.12%	100%	0.14%

By Policy Year
2005 and prior	27%	0.03%	27%	0.03%	29%	0.04%
2006	8	0.10%	8	0.11%	8	0.16%
2007	10	0.23%	10	0.24%	16	0.24%
2008	8	0.27%	8	0.28%	9	0.31%
2009	5	0.25%	6	0.23%	6	0.29%
2010	9	0.25%	9	0.24%	9	0.29%
2011	8	0.24%	9	0.25%	9	0.18%
2012	13	0.10%	13	0.07%	14	0.02%
2013	12	0.03%	10	0.01%	—	— %

Total	100%	0.12%	100%	0.12%	100%	0.14%

(1)	Insured loans in-force represent the original number of loans insured for which the coverage term has not expired, and for which no policy level cancellation or termination has been received.
(2)	Delinquent rates are based on insured loans in-force.
(3)	Paid claims exclude adjustments for expected recoveries related to loss reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Selected Key Performance Measures—International Mortgage Insurance Segment—Canada

(Canadian dollar amounts in millions)

	2013					2012
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$32	$32	$39	$51	$154	$49	$52	$52	$62	$215
Bulk	2	2	1	2	7	2	2	2	2	8

Total Paid Claims	$34	$34	$40	$53	$161	$51	$54	$54	$64	$223

Average Paid Claim (in thousands)	$72.2	$69.4	$73.1	$84.9		$84.6	$80.9	$76.7	$73.0

Average Reserve Per Delinquency (in thousands)	$59.0	$62.5	$66.1	$61.3		$60.1	$61.1	$59.4	$56.6

Loss Metrics

Beginning Reserves	$111	$118	$120	$129		$134	$143	$148	$164
Paid claims	(34)	(34)	(40)	(53)		(51)	(54)	(54)	(64)
Increase in reserves	31	27	38	44		46	45	49	48

Ending Reserves	$108	$111	$118	$120		$129	$134	$143	$148

Loan Amount
Over $550K	5%	5%	5%	5%		5%	5%	5%	5%
$400K to $550K	10	10	10	10		9	9	9	8
$250K to $400K	32	32	32	31		31	30	30	30
$100K to $250K	48	48	48	49		49	50	50	51
$100K or Less	5	5	5	5		6	6	6	6

Total	100%	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$207	$206	$205	$203		$201	$199	$197	$196

Average Effective Loan-To-Value Ratios By Policy Year(2)

2006 and prior	39%	36%	38%	39%		40%	40%	41%	42%
2007	65%	64%	66%	68%		68%	69%	69%	71%
2008	72%	69%	71%	72%		73%	73%	74%	76%
2009	70%	71%	73%	74%		75%	75%	76%	78%
2010	77%	77%	80%	81%		82%	82%	83%	85%
2011	82%	83%	86%	87%		88%	88%	88%	91%
2012	87%	87%	90%	91%		92%	91%	91%	—%
2013	92%	91%	92%	—%		—%	—%	—%	—%
Total Flow	57%	55%	56%	56%		56%	56%	56%	57%

Total Bulk	41%	34%	31%	31%		29%	29%	26%	28%

Total	53%	51%	50%	50%		50%	50%	50%	51%

All amounts presented in Canadian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves.
(2)

Loan amounts (including capitalized premiums) reflect interest rates at time of loan origination and estimated scheduled principal repayments since loan origination. Home price estimates based on regional home price appreciation/depreciation data from the Canadian Real Estate Association. All data used in the effective loan-to-value ratio calculation reflects conditions as of the end of the previous quarter.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Selected Key Performance Measures—International Mortgage Insurance Segment—Australia

(dollar amounts in millions)

Primary Insurance	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Insured loans in-force	1,474,181	1,463,148	1,459,376	1,448,090	1,440,719
Insured delinquent loans	4,980	5,454	5,820	5,868	5,851
Insured delinquency rate	0.34%	0.37%	0.40%	0.41%	0.41%

Flow loans in-force	1,350,571	1,336,901	1,330,157	1,320,701	1,311,052
Flow delinquent loans	4,760	5,192	5,513	5,567	5,567
Flow delinquency rate	0.35%	0.39%	0.41%	0.42%	0.42%

Bulk loans in-force	123,610	126,247	129,219	127,389	129,667
Bulk delinquent loans	220	262	307	301	284
Bulk delinquency rate	0.18%	0.21%	0.24%	0.24%	0.22%

Loss Metrics	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012

Beginning Reserves	$198	$200	$238	$251	$287
Paid claims	(39)	(37)	(45)	(61)	(73)
Increase in reserves	20	30	35	48	37
Impact of changes in foreign exchange rates	(7)	5	(28)	—	—

Ending Reserves	$172	$198	$200	$238	$251

	December 31, 2013		September 30, 2013		December 31, 2012
State and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
New South Wales	30%	0.30%	30%	0.35%	30%	0.39%
Victoria	23	0.30%	23	0.31%	23	0.31%
Queensland	22	0.46%	22	0.52%	23	0.57%
Western Australia	11	0.29%	11	0.32%	11	0.38%
South Australia	6	0.40%	6	0.45%	6	0.46%
New Zealand	2	0.38%	2	0.50%	2	0.55%
Australian Capital Territory	3	0.10%	3	0.09%	2	0.08%
Tasmania	2	0.31%	2	0.32%	2	0.39%
Northern Territory	1	0.25%	1	0.16%	1	0.15%

Total	100%	0.34%	100%	0.37%	100%	0.41%

By Policy Year
2005 and prior	27%	0.15%	28%	0.16%	29%	0.18%
2006	8	0.54%	8	0.62%	9	0.65%
2007	9	0.69%	9	0.76%	10	0.87%
2008	8	0.85%	9	0.93%	10	1.01%
2009	10	0.62%	11	0.67%	12	0.69%
2010	8	0.34%	8	0.35%	9	0.32%
2011	8	0.31%	8	0.29%	9	0.16%
2012	11	0.19%	11	0.16%	12	0.02%
2013	11	0.02%	8	0.01%	—	— %

Total	100%	0.34%	100%	0.37%	100%	0.41%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Selected Key Performance Measures—International Mortgage Insurance Segment—Australia

(Australian dollar amounts in millions)

	2013					2012
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow	$41	$39	$44	$59	$183	$70	$79	$70	$66	$285
Bulk	—	2	—	—	2	1	1	—	—	2

Total Paid Claims	$41	$41	$44	$59	$185	$71	$80	$70	$66	$287

Average Paid Claim (in thousands)	$71.5	$79.9	$80.3	$81.4		$80.9	$83.5	$91.2	$77.1

Average Reserve Per Delinquency (in thousands)	$38.6	$38.8	$37.7	$38.9		$41.2	$40.8	$41.5	$42.2

Loss Metrics
Beginning Reserves	$212	$220	$228	$241		$277	$312	$331	$266
Paid claims	(41)	(41)	(44)	(59)		(71)	(80)	(70)	(66)
Increase in reserves	21	33	36	46		35	45	51	131

Ending Reserves	$192	$212	$220	$228		$241	$277	$312	$331

Loan Amount

Over $550K	12%	12%	12%	12%		12%	11%	11%	11%
$400K to $550K	17	17	17	16		16	16	16	15
$250K to $400K	37	37	37	37		37	37	36	36
$100K to $250K	28	28	28	29		29	30	30	31
$100K or Less	6	6	6	6		6	6	7	7

Total	100%	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$203	$202	$200	$198		$197	$195	$193	$192
Average Effective Loan-To-Value Ratios By Policy Year(1), (2)

2006 and prior	41%	43%	47%	48%		48%	49%	49%	48%
2007	64%	66%	67%	68%		68%	69%	69%	67%
2008	72%	74%	74%	76%		76%	77%	77%	74%
2009	75%	77%	77%	79%		79%	80%	80%	78%
2010	80%	83%	83%	85%		85%	86%	86%	85%
2011	82%	85%	85%	87%		87%	88%	88%	86%
2012	82%	85%	85%	86%		85%	86%	86%	—%
2013	85%	87%	87%	—%		—%	—%	—%	—%
Total Flow	64%	65%	68%	69%		68%	68%	68%	66%

Total Bulk	31%	32%	37%	38%		38%	38%	38%	38%
Total	60%	61%	65%	66%		65%	65%	65%	63%
All amounts presented in Australian dollars.

(1)

Loan amounts (including capitalized premiums) reflect interest rates at time of loan origination and estimated scheduled principal repayments since loan origination. Home price estimates based on regional home price appreciation/depreciation data from RP Data (except Tasmania which is from the Australian Bureau of Statistics prior to 2Q12). All data used in the effective loan-to-value ratio calculation reflects conditions as of the end of the previous quarter. Effective loan-to-value ratios exclude New Zealand and inward reinsurance policies.

(2)	Beginning in the third quarter of 2013, data from RP Data extended back to 1999. Previously, the data extended back to 2002. Previous periods were not re-presented for this change.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

Risk In-Force by Loan-To-Value Ratio(1)	December 31, 2013			September 30, 2013
	Primary	Flow	Bulk	Primary	Flow	Bulk
Canada
95.01% and above	$37,366	$37,366	$—	$37,612	$37,612	$—
90.01% to 95.00%	25,591	25,589	2	26,007	26,005	2
80.01% to 90.00%	19,443	16,256	3,187	19,686	16,605	3,081
80.00% and below	21,896	3,114	18,782	21,957	3,154	18,803

Total Canada	$104,296	$82,325	$21,971	$105,262	$83,375	$21,887

Australia
95.01% and above	$17,901	$17,900	$1	$18,269	$18,268	$1
90.01% to 95.00%	22,139	22,131	8	22,413	22,405	8
80.01% to 90.00%	24,290	24,200	90	24,973	24,877	96
80.00% and below	29,425	22,430	6,995	30,783	23,290	7,493

Total Australia	$93,755	$86,661	$7,094	$96,438	$88,840	$7,598

Other Countries(2)
95.01% and above	$593	$593	$—	$718	$718	$—
90.01% to 95.00%	1,770	1,705	65	2,086	2,032	54
80.01% to 90.00%	1,047	763	284	1,258	1,026	232
80.00% and below	228	184	43	247	216	30

Total Other Countries	$3,638	$3,246	$392	$4,308	$3,992	$316

Amounts may not total due to rounding.

(1)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.
(2)

Other Countries flow and primary risk in-force exclude $316 million and $285 million, respectively, of risk in-force in Europe ceded under quota share reinsurance agreements as of December 31, 2013 and September 30, 2013.

U.S. Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Net Operating Income (Loss) and Sales—U.S. Mortgage Insurance Segment

(amounts in millions)

	2013					2012
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$142	$137	$141	$134	$554	$138	$138	$137	$136	$549
Net investment income	13	18	10	19	60	12	20	13	23	68
Net investment gains (losses)	—	—	—	—	—	11	(2)	—	27	36
Insurance and investment product fees and other	—	1	—	1	2	1	—	20	2	23

Total revenues	155	156	151	154	616	162	156	170	188	676

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	108	123	97	84	412	180	174	174	197	725
Acquisition and operating expenses, net of deferrals	35	35	35	39	144	36	40	33	34	143
Amortization of deferred acquisition costs and intangibles	1	2	2	1	6	1	1	2	1	5

Total benefits and expenses	144	160	134	124	562	217	215	209	232	873

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	11	(4)	17	30	54	(55)	(59)	(39)	(44)	(197)
Provision (benefit) for income taxes	5	(1)	4	9	17	(30)	(22)	(14)	(17)	(83)

INCOME (LOSS) FROM CONTINUING OPERATIONS	6	(3)	13	21	37	(25)	(37)	(25)	(27)	(114)

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	(7)	—	—	(17)	(24)

NET OPERATING INCOME (LOSS)	$6	$(3)	$13	$21	$37	$(32)	$(37)	$(25)	$(44)	$(138)

Effective tax rate (operating income (loss))	45.0%	14.0%	22.9%	30.1%	31.6%	50.7%	36.8%	37.0%	37.7%	41.0%

SALES:
New Insurance Written (NIW)
Flow	$4,900	$6,400	$6,300	$4,700	$22,300	$5,100	$4,700	$3,600	$3,000	$16,400
Bulk	—	—	—	—	—	—	—	—	—	—

Total U.S. Mortgage Insurance NIW	$4,900	$6,400	$6,300	$4,700	$22,300	$5,100	$4,700	$3,600	$3,000	$16,400

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Other Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2013					2012
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$148	$140	$144	$135	$567	$140	$135	$139	$140	$554

New Risk Written
Flow	$1,196	$1,577	$1,478	$1,091	$5,342	$1,188	$1,130	$843	$688	$3,849
Bulk	—	—	—	—	—	—	—	—	7	7

Total Primary	1,196	1,577	1,478	1,091	5,342	1,188	1,130	843	695	3,856
Pool	—	—	—	—	—	—	—	—	—	—

Total New Risk Written	$1,196	$1,577	$1,478	$1,091	$5,342	$1,188	$1,130	$843	$695	$3,856

Primary Insurance In-Force	$109,300	$109,000	$108,800	$109,300		$110,000	$111,100	$112,000	$113,800

Risk In-Force
Flow	$26,327	$26,194	$25,957	$25,626		$25,716	$25,849	$25,887	$26,137
Bulk(1)	448	456	463	485		491	507	514	520

Total Primary	26,775	26,650	26,420	26,111		26,207	26,356	26,401	26,657
Pool	177	187	196	205		211	221	229	239

Total Risk In-Force	$26,952	$26,837	$26,616	$26,316		$26,418	$26,577	$26,630	$26,896

Primary Risk In-Force Subject To Captives	9%	10%	11%	12%		14%	15%	27%	31%

Primary Risk In-Force That Is GSE Conforming	97%	97%	97%	97%		97%	97%	96%	96%

GAAP Basis Expense Ratio(2)	26%	26%	26%	30%	27%	27%	30%	25%	26%	27%

Adjusted Expense Ratio(3)	25%	26%	25%	30%	27%	27%	30%	25%	25%	27%

Flow Persistency	83%	79%	81%	80%		79%	81%	82%	81%

Gross Written Premiums Ceded To Captives/Total Direct Written Premiums	3%	4%	4%	4%		5%	8%	10%	12%

Risk To Capital Ratio(4)	19.5:1	22.4:1	22.4:1	24.2:1		30.4:1	29.8:1	29.5:1	28.6:1

Average Primary Loan Size (in thousands)	$175	$174	$172	$168		$167	$166	$165	$164

Estimated Savings For Loss Mitigation Activities(5)	$124	$136	$144	$159	$563	$165	$189	$162	$158	$674

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	As of December 31, 2013, 84% of our bulk risk in-force was related to loans financed by lenders who participated in the mortgage programs sponsored by the Federal Home Loan Banks.
(2)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(3)

The ratio of an insurer’s general expenses to net written premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The U.S. mortgage insurance business maintains new business writing flexibility in all states, supported by risk to capital waivers or existing authority to write new business in 49 states in its primary writing entity, which has maintained a risk to capital ratio below the maximum requirement since June 30, 2013. The remaining state is written out of another available entity. However, as of January 20, 2014, all new business will be written out of the U.S. mortgage insurance business’ primary writing entity. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the U.S. mortgage insurance business.

(5)

Loss mitigation activities are defined as rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled pre-sales, claims administration and other loan workouts. Estimated savings related to rescissions are the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings related to loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. Estimated savings related to claims mitigation activities represent amounts deducted or “curtailed” from claims due to acts or omissions by the servicer with respect to the servicing of an insured loan that is not in compliance with obligations under our master policy. For non-cure related actions, including pre-sales, the estimated savings represent the difference between the full claim obligation and the actual amount paid. Loans subject to our loss mitigation actions, the results of which have been included in our reported estimated loss mitigations savings, are subject to re-default and may result in a potential claim in future periods as well as potential future loss mitigation savings depending on the resolution of the re-defaulted loan.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Loss Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2013					2012
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow
Direct	$198	$216	$197	$253	$864	$260	$272	$295	$283	$1,110
Assumed(1)	8	9	12	13	42	17	19	23	20	79
Ceded	(8)	(9)	(11)	(17)	(45)	(19)	(25)	(55)	(39)	(138)
Loss adjustment expenses	6	6	6	6	24	8	7	7	9	31

Total Flow	204	222	204	255	885	266	273	270	273	1,082
Bulk	2	3	6	3	14	3	3	6	4	16

Total Primary	206	225	210	258	899	269	276	276	277	1,098
Pool	1	1	2	1	5	2	1	2	2	7

Total Paid Claims	$207	$226	$212	$259	$904	$271	$277	$278	$279	$1,105

Average Paid Claim (in thousands)	$45.3	$45.3	$45.0	$44.2		$43.7	$41.1	$38.3	$43.6

Average Direct Paid Claim (in thousands)(2)	$43.5	$43.5	$42.3	$43.5		$43.2	$41.7	$42.5	$42.7

Average Reserve Per Delinquency (in thousands)
Flow	$29.4	$29.6	$30.0	$29.8		$29.7	$30.0	$30.6	$30.6
Bulk loans with established reserve	19.7	20.0	20.8	21.9		25.1	24.3	25.0	24.1
Bulk loans with no reserve(3)	—	—	—	—		—	—	—	—

Reserves:
Flow direct case	$1,277	$1,377	$1,471	$1,566		$1,728	$1,835	$1,954	$2,087
Bulk direct case	27	28	29	33		33	33	32	34
Assumed(1)	35	39	51	57		65	50	53	60
All other(4)	143	143	145	164		183	196	195	200

Total Reserves	$1,482	$1,587	$1,696	$1,820		$2,009	$2,114	$2,234	$2,381

Beginning Reserves	$1,587	$1,696	$1,820	$2,009	$2,009	$2,114	$2,234	$2,381	$2,488	$2,488
Paid claims	(215)	(235)	(223)	(276)	(949)	(290)	(302)	(333)	(318)	(1,243)
Increase in reserves	110	126	99	87	422	185	182	186	211	764

Ending Reserves	$1,482	$1,587	$1,696	$1,820	$1,482	$2,009	$2,114	$2,234	$2,381	$2,009

Beginning Reinsurance Recoverable(5)	$50	$56	$66	$80	$80	$94	$111	$153	$178	$178
Ceded paid claims	(8)	(9)	(11)	(17)	(45)	(19)	(25)	(55)	(39)	(138)
Increase in recoverable	2	3	1	3	9	5	8	13	14	40

Ending Reinsurance Recoverable	$44	$50	$56	$66	$44	$80	$94	$111	$153	$80

Loss Ratio(6)	76%	90%	70%	62%	74%	130%	127%	127%	146%	132%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Assumed is comprised of reinsurance arrangements with state governmental housing finance agencies.
(2)	Average direct paid claim excludes loss adjustment expenses, the impact of reinsurance and a negotiated servicer settlement.
(3)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(4)	Other includes loss adjustment expenses, pool and incurred but not reported reserves.
(5)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(6)

The ratio of incurred losses to net earned premiums. Excluding the lender portfolio settlement in the first quarter of 2012, the loss ratio was 139% for the three months ended March 31, 2012, 133% for the six months ended June 30, 2012, 131% for the nine months ended September 30, 2012 and 131% for the twelve months ended December 31, 2012.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Delinquency Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2013					2012
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Number of Primary Delinquencies
Flow	49,255	52,509	55,413	59,789		66,340	69,174	71,878	76,478
Bulk loans with an established reserve	1,491	1,509	1,526	1,603		1,415	1,441	1,381	1,522
Bulk loans with no reserve(1)	713	726	1,260	1,412		1,484	1,512	1,424	1,474

Total Number of Primary Delinquencies	51,459	54,744	58,199	62,804		69,239	72,127	74,683	79,474

Beginning Number of Primary Delinquencies	54,744	58,199	62,804	69,239	69,239	72,127	74,683	79,474	87,007	87,007
New delinquencies	13,205	14,105	13,192	15,060	55,562	16,871	17,733	16,703	18,217	69,524
Delinquency cures	(11,974)	(12,603)	(13,127)	(15,677)	(53,381)	(13,592)	(13,598)	(14,251)	(19,388)	(60,829)
Paid claims	(4,516)	(4,957)	(4,670)	(5,818)	(19,961)	(6,167)	(6,691)	(7,243)	(6,362)	(26,463)

Ending Number of Primary Delinquencies	51,459	54,744	58,199	62,804	51,459	69,239	72,127	74,683	79,474	69,239

Composition of Cures
Reported delinquent and cured-intraquarter	2,107	2,488	2,447	3,519		2,557	2,882	2,354	3,582
Number of missed payments delinquent prior to cure:
3 payments or less	6,253	6,291	6,748	8,125		7,120	6,289	7,399	10,154
4 - 11 payments	2,385	2,387	2,737	2,856		2,516	2,965	3,371	3,569
12 payments or more	1,229	1,437	1,195	1,177		1,399	1,462	1,127	2,083

Total	11,974	12,603	13,127	15,677		13,592	13,598	14,251	19,388

Primary Delinquencies by Missed Payment Status
3 payments or less	13,992	14,078	13,871	14,674		17,563	17,684	16,708	17,260
4 - 11 payments	12,410	13,134	14,503	16,804		18,155	18,713	20,830	24,137
12 payments or more	25,057	27,532	29,825	31,326		33,521	35,730	37,145	38,077

Primary Delinquencies	51,459	54,744	58,199	62,804		69,239	72,127	74,683	79,474

	December 31, 2013
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	13,436	$121	$523	23%
4 - 11 payments in default	11,854	305	486	63%
12 payments or more in default	23,965	851	1,178	72%

Total	49,255	$1,277	$2,187	58%

	December 31, 2012
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	16,977	$150	$668	22%
4 - 11 payments in default	17,398	441	749	59%
12 payments or more in default	31,965	1,137	1,562	73%

Total	66,340	$1,728	$2,979	58%

(1)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(2)	Direct flow case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	2013				2012
	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Risk In-Force by Credit Quality(1)
Primary by FICO Scores >679	79%	79%	78%	76%	75%	74%	73%	72%
Primary by FICO Scores 620-679	17%	17%	18%	19%	20%	21%	22%	23%
Primary by FICO Scores 575-619	3%	3%	3%	4%	4%	4%	4%	4%
Primary by FICO Scores <575	1%	1%	1%	1%	1%	1%	1%	1%

Flow by FICO Scores >679	79%	79%	77%	76%	75%	74%	73%	72%
Flow by FICO Scores 620-679	17%	17%	19%	19%	20%	21%	22%	23%
Flow by FICO Scores 575-619	3%	3%	3%	4%	4%	4%	4%	4%
Flow by FICO Scores <575	1%	1%	1%	1%	1%	1%	1%	1%

Bulk by FICO Scores >679	89%	89%	89%	89%	89%	89%	89%	89%
Bulk by FICO Scores 620-679	9%	9%	9%	9%	9%	9%	9%	9%
Bulk by FICO Scores 575-619	1%	1%	1%	1%	1%	1%	1%	1%
Bulk by FICO Scores <575	1%	1%	1%	1%	1%	1%	1%	1%

Primary A minus	3%	3%	3%	4%	4%	4%	4%	4%
Primary sub-prime(2)	2%	2%	3%	3%	3%	3%	3%	3%
Primary Loans
Primary loans in-force	624,236	627,536	633,685	649,570	658,527	669,618	679,817	693,807
Primary delinquent loans	51,459	54,744	58,199	62,804	69,239	72,127	74,683	79,474
Primary delinquency rate	8.24%	8.72%	9.18%	9.67%	10.51%	10.77%	10.99%	11.45%

Flow loans in-force	586,546	589,703	590,949	590,051	595,348	601,851	607,133	616,623
Flow delinquent loans	49,255	52,509	55,413	59,789	66,340	69,174	71,878	76,478
Flow delinquency rate	8.40%	8.90%	9.38%	10.13%	11.14%	11.49%	11.84%	12.40%

Bulk loans in-force	37,690	37,833	42,736	59,519	63,179	67,767	72,684	77,184
Bulk delinquent loans	2,204	2,235	2,786	3,015	2,899	2,953	2,805	2,996
Bulk delinquency rate	5.85%	5.91%	6.52%	5.07%	4.59%	4.36%	3.86%	3.88%

A minus and sub-prime loans in-force	39,307	41,081	42,993	44,873	46,631	48,696	50,676	52,625
A minus and sub-prime delinquent loans	10,023	10,548	10,803	11,484	12,817	13,149	13,534	14,258
A minus and sub-prime delinquency rate	25.50%	25.68%	25.13%	25.59%	27.49%	27.00%	26.71%	27.09%

Pool Loans
Pool loans in-force	11,354	11,657	12,063	12,558	12,949	13,237	13,562	13,942
Pool delinquent loans	628	670	634	674	721	670	679	695
Pool delinquency rate	5.53%	5.75%	5.26%	5.37%	5.57%	5.06%	5.01%	4.98%

(1)	Loans with unknown FICO scores are included in the 620-679 category.
(2)	Excludes loans classified as A minus.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	December 31, 2013			September 30, 2013			December 31, 2012
	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate
By Region
Southeast(2)	32%	20%	11.02%	33%	20%	11.87%	35%	21%	14.69%
South Central(3)	8	16	5.85%	8	16	6.03%	9	15	7.71%
Northeast(4)	20	15	12.30%	19	15	12.52%	16	15	13.32%
Pacific(5)	11	12	6.47%	11	12	7.11%	12	12	9.72%
North Central(6)	11	11	7.39%	11	11	8.00%	11	12	9.81%
Great Lakes(7)	6	10	6.03%	6	10	6.46%	6	9	7.78%
New England(8)	4	6	7.74%	4	6	8.19%	4	6	9.63%
Mid-Atlantic(9)	5	5	8.18%	5	5	8.47%	4	5	9.87%
Plains(10)	3	5	5.46%	3	5	5.70%	3	5	6.62%

Total	100%	100%	8.24%	100%	100%	8.72%	100%	100%	10.51%

By State
California	4%	7%	4.27%	4%	7%	4.72%	5%	6%	7.25%
Texas	3%	7%	5.68%	3%	7%	5.68%	3%	7%	6.86%
New York	9%	7%	11.90%	8%	7%	11.81%	7%	7%	11.85%
Florida	22%	6%	19.50%	22%	6%	21.13%	25%	7%	26.24%
Illinois	7%	5%	9.67%	7%	5%	10.81%	8%	5%	14.29%
New Jersey	8%	4%	16.76%	8%	4%	17.66%	6%	4%	19.44%
Pennsylvania	3%	4%	9.73%	3%	4%	9.91%	3%	4%	11.23%
Georgia	3%	4%	8.48%	3%	4%	9.24%	3%	4%	11.88%
North Carolina	2%	4%	7.43%	3%	4%	8.06%	3%	4%	9.99%
Ohio	2%	4%	6.69%	2%	4%	7.09%	2%	3%	8.03%

(1)	Total reserves were $1,482 million, $1,587 million and $2,009 million as of December 31, 2013, September 30, 2013 and December 31, 2012, respectively.
(2)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee.
(3)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah.
(4)	New Jersey, New York and Pennsylvania.
(5)	Alaska, California, Hawaii, Nevada, Oregon and Washington.
(6)	Illinois, Minnesota, Missouri and Wisconsin.
(7)	Indiana, Kentucky, Michigan and Ohio.
(8)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont.
(9)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia.
(10)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	December 31, 2013		September 30, 2013		December 31, 2012
	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate
Lender concentration (by original applicant)	$26,775	8.24%	$26,650	8.72%	$26,207	10.51%
Top 10 lenders	12,603	9.36%	12,736	9.87%	12,835	12.69%
Top 20 lenders	14,447	9.26%	14,524	9.84%	14,521	12.40%

Loan-to-value ratio
95.01% and above	$7,377	10.40%	$7,444	10.75%	$7,238	13.19%
90.01% to 95.00%	9,966	7.41%	9,747	8.00%	9,297	10.00%
80.01% to 90.00%	9,032	7.96%	9,052	8.53%	9,242	10.57%
80.00% and below	400	3.69%	407	3.66%	430	3.54%

Total	$26,775	8.24%	$26,650	8.72%	$26,207	10.51%

Loan grade
Prime	$25,320	7.08%	$25,135	7.54%	$24,527	9.22%
A minus and sub-prime	1,455	25.50%	1,515	25.68%	1,680	27.49%

Total	$26,775	8.24%	$26,650	8.72%	$26,207	10.51%

Loan type(1)
First mortgages
Fixed rate mortgage
Flow	$25,996	8.18%	$25,843	8.68%	$25,293	10.89%
Bulk	432	5.58%	440	5.64%	473	4.43%
Adjustable rate mortgage
Flow	331	29.08%	351	28.82%	423	29.60%
Bulk	16	14.37%	16	14.24%	18	11.74%
Second mortgages	—	—%	—	—%	—	—%

Total	$26,775	8.24%	$26,650	8.72%	$26,207	10.51%

Type of documentation
Alt-A
Flow	$475	30.82%	$501	31.50%	$593	33.93%
Bulk	30	12.44%	30	12.61%	35	6.24%
Standard(2)
Flow	25,852	8.03%	25,693	8.51%	25,123	10.67%
Bulk	418	5.45%	426	5.48%	456	4.36%

Total	$26,775	8.24%	$26,650	8.72%	$26,207	10.51%

Mortgage term
15 years and under	$1,111	0.86%	$1,077	0.91%	$816	1.27%
More than 15 years	25,664	8.79%	25,573	9.30%	25,391	11.16%

Total	$26,775	8.24%	$26,650	8.72%	$26,207	10.51%

(1)	For loan type in this table, any loan with an interest rate that is fixed for an initial term of five years or more is categorized as a fixed rate mortgage.
(2)

Standard includes loans with reduced or different documentation requirements that meet specifications of GSE or other lender proprietary approved underwriting systems, and other reduced documentation programs, with historical and expected delinquency rates at origination consistent with historical and expected delinquency rates of the company’s standard portfolio.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	December 31, 2013
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Deliquency Rate
2002 and prior	7.33%	3.4%	$1,937	1.8%	$512	1.9%	18.80%
2003	5.68%	3.7	2,989	2.7	628	2.4	12.40%
2004	5.76%	4.8	2,997	2.7	711	2.7	13.10%
2005	5.74%	12.5	5,765	5.3	1,527	5.7	15.51%
2006	6.02%	18.2	8,475	7.7	2,143	8.0	16.05%
2007	5.96%	37.7	19,867	18.2	4,959	18.5	15.04%
2008	5.48%	18.0	17,734	16.2	4,464	16.7	8.09%
2009	4.99%	0.6	3,404	3.1	747	2.8	1.76%
2010	4.69%	0.5	4,450	4.1	1,026	3.8	1.04%
2011	4.47%	0.4	5,975	5.5	1,451	5.4	0.76%
2012	3.76%	0.2	13,996	12.8	3,380	12.6	0.21%
2013	3.94%	—	21,716	19.9	5,227	19.5	0.04%

Total	5.18%	100.0%	$109,305	100.0%	$26,775	100.0%	8.24%

	December 31, 2013		September 30, 2013
Occupancy and Property Type	% of Primary Risk In-Force	Deliquency Rate	% of Primary Risk In-Force	Deliquency Rate
Occupancy Status
Primary residence	94.5%	8.19%	94.4%	8.67%
Second home	2.9	8.63%	3.0	9.18%
Non-owner occupied	2.6	9.17%	2.6	9.64%

Total	100.0%	8.24%	100.0%	8.72%

Property Type
Single family detached	88.1%	7.95%	87.8%	8.39%
Condominium and co-operative	10.2	9.45%	10.4	10.22%
Multi-family and other	1.7	15.39%	1.8	15.83%

Total	100.0%	8.24%	100.0%	8.72%

(1)	Average Annual Mortgage Interest Rate.
(2)	Total reserves were $1,482 million as of December 31, 2013.

Corporate and Other Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Net Operating Loss—Corporate and Other Division

(amounts in millions)

	2013					2012
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$159	$160	$156	$166	$641	$166	$165	$176	$180	$687
Net investment income	67	53	68	69	257	75	69	88	74	306
Net investment gains (losses)	19	(24)	(9)	(52)	(66)	(6)	2	(23)	10	(17)
Insurance and investment product fees and other	55	56	53	100	264	92	88	75	75	330

Total revenues	300	245	268	283	1,096	327	324	316	339	1,306

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	48	49	51	43	191	51	39	55	42	187
Interest credited	30	28	29	32	119	32	33	34	33	132
Acquisition and operating expenses, net of deferrals	135	162	140	179	616	194	171	176	178	719
Amortization of deferred acquisition costs and intangibles	35	28	38	18	119	51	48	47	30	176
Goodwill impairment	—	—	—	—	—	—	89	—	—	89
Interest expense	89	90	89	94	362	89	93	99	73	354

Total benefits and expenses	337	357	347	366	1,407	417	473	411	356	1,657

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(37)	(112)	(79)	(83)	(311)	(90)	(149)	(95)	(17)	(351)
Benefit for income taxes	(14)	(22)	(28)	(26)	(90)	(33)	(31)	(33)	(13)	(110)

LOSS FROM CONTINUING OPERATIONS	(23)	(90)	(51)	(57)	(221)	(57)	(118)	(62)	(4)	(241)
Income (loss) from discontinued operations, net of taxes	—	2	6	(20)	(12)	6	12	27	12	57

NET INCOME (LOSS)	(23)	(88)	(45)	(77)	(233)	(51)	(106)	(35)	8	(184)
ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	(10)	11	—	21	22	8	—	14	(6)	16
Goodwill impairment, net of taxes	—	—	—	—	—	—	86	—	—	86
(Gains) losses on early extinguishment of debt, net of taxes	—	20	—	—	20	4	—	—	—	4
Expenses related to restructuring, net of taxes	—	—	3	—	3	—	—	—	—	—
(Income) loss from discontinued operations, net of taxes	—	(2)	(6)	20	12	(6)	(12)	(27)	(12)	(57)

NET OPERATING LOSS	$(33)	$(59)	$(48)	$(36)	$(176)	$(45)	$(32)	$(48)	$(10)	$(135)

Effective tax rate (operating loss)	37.5%	8.1%	35.9%	28.2%	27.4%	36.8%	45.2%	57.5%	63.6%	50.0%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Net Operating Income (Loss)—Corporate and Other Division

(amounts in millions)

Three months ended December 31, 2013	International Protection Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$158	$1	$—	$159
Net investment income	29	38	—	67
Net investment gains (losses)	4	24	(9)	19
Insurance and investment product fees and other	1	54	—	55

Total revenues	192	117	(9)	300

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	39	9	—	48
Interest credited	—	30	—	30
Acquisition and operating expenses, net of deferrals	107	21	7	135
Amortization of deferred acquisition costs and intangibles	27	9	(1)	35
Interest expense	8	1	80	89

Total benefits and expenses	181	70	86	337

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	11	47	(95)	(37)
Provision (benefit) for income taxes	(5)	15	(24)	(14)

INCOME (LOSS) FROM CONTINUING OPERATIONS	16	32	(71)	(23)

NET INCOME (LOSS)	16	32	(71)	(23)

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	(3)	(13)	6	(10)

NET OPERATING INCOME (LOSS)	$13	$19	$(65)	$(33)

Effective tax rate (operating income (loss))	-95.6%	28.1%	24.8%	37.5%

Three months ended December 31, 2012	International Protection Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$165	$1	$—	$166
Net investment income	27	37	11	75
Net investment gains (losses)	3	2	(11)	(6)
Insurance and investment product fees and other	—	52	40	92

Total revenues	195	92	40	327

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	38	13	—	51
Interest credited	—	32	—	32
Acquisition and operating expenses, net of deferrals	113	21	60	194
Amortization of deferred acquisition costs and intangibles	28	20	3	51
Interest expense	9	—	80	89

Total benefits and expenses	188	86	143	417

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	7	6	(103)	(90)
Benefit for income taxes	(2)	—	(31)	(33)

INCOME (LOSS) FROM CONTINUING OPERATIONS	9	6	(72)	(57)
Income (loss) from discontinued operations, net of taxes	—	—	6	6

NET INCOME (LOSS)	9	6	(66)	(51)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	(1)	2	7	8
(Gains) losses on early extinguishment of debt, net of taxes	—	—	4	4
(Income) loss from discontinued operations, net of taxes	—	—	(6)	(6)

NET OPERATING INCOME (LOSS)	$8	$8	$(61)	$(45)

Effective tax rate (operating income (loss))	-46.6%	18.4%	29.4%	36.8%

(1)	Includes inter-segment eliminations and non-core products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Net Operating Income (Loss)—Corporate and Other Division

(amounts in millions)

Twelve months ended December 31, 2013	International Protection Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$636	$5	$—	$641
Net investment income	119	139	(1)	257
Net investment gains (losses)	27	(58)	(35)	(66)
Insurance and investment product fees and other	4	216	44	264

Total revenues	786	302	8	1,096

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	159	32	—	191
Interest credited	—	119	—	119
Acquisition and operating expenses, net of deferrals	433	81	102	616
Amortization of deferred acquisition costs and intangibles	106	6	7	119
Interest expense	42	2	318	362

Total benefits and expenses	740	240	427	1,407

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	46	62	(419)	(311)
Provision (benefit) for income taxes	7	13	(110)	(90)

INCOME (LOSS) FROM CONTINUING OPERATIONS	39	49	(309)	(221)
Income (loss) from discontinued operations, net of taxes	—	—	(12)	(12)

NET INCOME (LOSS)	39	49	(321)	(233)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	(18)	17	23	22
Expenses related to restructuring, net of taxes	3	—	—	3
(Gains) losses on early extinguishment of debt, net of taxes	—	—	20	20
(Income) loss from discontinued operations, net of taxes	—	—	12	12

NET OPERATING INCOME (LOSS)	$24	$66	$(266)	$(176)

Effective tax rate (operating income (loss))	-5.1%	25.5%	24.9%	27.4%
Twelve months ended December 31, 2012	International Protection Segment	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$682	$5	$—	$687
Net investment income	131	145	30	306
Net investment gains (losses)	6	24	(47)	(17)
Insurance and investment product fees and other	3	207	120	330

Total revenues	822	381	103	1,306

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	150	37	—	187
Interest credited	—	132	—	132
Acquisition and operating expenses, net of deferrals	483	79	157	719
Amortization of deferred acquisition costs and intangibles	113	51	12	176
Goodwill impairment	89	—	—	89
Interest expense	45	1	308	354

Total benefits and expenses	880	300	477	1,657

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(58)	81	(374)	(351)
Provision (benefit) for income taxes	1	23	(134)	(110)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(59)	58	(240)	(241)
Income (loss) from discontinued operations, net of taxes	—	—	57	57

NET INCOME (LOSS)	(59)	58	(183)	(184)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	(3)	(12)	31	16
Goodwill impairment, net of taxes	86	—	—	86
(Gains) losses on early extinguishment of debt, net of taxes	—	—	4	4
(Income) loss from discontinued operations, net of taxes	—	—	(57)	(57)

NET OPERATING INCOME (LOSS)	$24	$46	$(205)	$(135)

Effective tax rate (operating income (loss))	9.4%	27.1%	36.2%	50.0%

(1)	Includes inter-segment eliminations and non-core products.

International Protection Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Net Operating Income and Sales—International Protection Segment

(amounts in millions)

	2013					2012
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$158	$159	$154	$165	$636	$165	$164	$174	$179	$682
Net investment income	29	26	31	33	119	27	32	36	36	131
Net investment gains (losses)	4	1	16	6	27	3	1	1	1	6
Insurance and investment product fees and other	1	1	1	1	4	—	1	—	2	3

Total revenues	192	187	202	205	786	195	198	211	218	822

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	39	40	41	39	159	38	30	41	41	150
Interest credited	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	107	106	110	110	433	113	117	126	127	483
Amortization of deferred acquisition costs and intangibles	27	25	26	28	106	28	27	27	31	113
Goodwill impairment	—	—	—	—	—	—	89	—	—	89
Interest expense	8	9	11	14	42	9	11	14	11	45

Total benefits and expenses	181	180	188	191	740	188	274	208	210	880

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	11	7	14	14	46	7	(76)	3	8	(58)
Provision (benefit) for income taxes	(5)	3	5	4	7	(2)	1	—	2	1

INCOME (LOSS) FROM CONTINUING OPERATIONS	16	4	9	10	39	9	(77)	3	6	(59)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(3)	—	(11)	(4)	(18)	(1)	(1)	—	(1)	(3)
Expenses related to restructuring, net of taxes	—	—	3	—	3	—	—	—	—	—
Goodwill impairment, net of taxes	—	—	—	—	—	—	86	—	—	86

NET OPERATING INCOME(1)	$13	$4	$1	$6	$24	$8	$8	$3	$5	$24

Effective tax rate (operating income)	-95.6%	36.7%	38.7%	26.1%	-5.1%	-46.6%	32.8%	-5.8%	23.1%	9.4%

Net Premiums Written
Northern Europe	$104	$113	$106	$106	$429	$107	$107	$111	$104	$429
Southern Europe	72	71	74	78	295	72	70	87	87	316
Structured Deals(2)	37	37	49	28	151	32	31	40	19	122
New Markets	9	9	14	21	53	11	7	7	6	31

Pre-Deposit Accounting Basis(3)	222	230	243	233	928	222	215	245	216	898

Deposit Accounting Adjustments	70	76	94	80	320	72	67	85	55	279

Total(4)	$152	$154	$149	$153	$608	$150	$148	$160	$161	$619

Loss Ratio	25%	25%	26%	24%	25%	23%	18%	24%	23%	22%

The	loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the International Protection segment was $12 million and $21 million for the three and twelve months ended December 31, 2013, respectively.

(2)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements and ongoing reciprocal arrangements in place with certain clients.
(3)

This business has reinsurance agreements that do not qualify for risk transfer under GAAP. This analysis shows the net premiums written activity as if these reinsurance agreements, except for the reciprocal arrangements, were accounted for as reinsurance accounting (“pre-deposit accounting basis”) and not as deposit accounting. While this is a non-GAAP measure, management believes that “net premiums written on a pre-deposit accounting basis” represent an economic view of written premiums and enhances the understanding of the underlying performance of the business. However, net premiums written on a pre-deposit accounting basis as defined by the company should not be viewed as a substitute for GAAP net premiums written.

(4)

Net premiums written adjusted for foreign exchange as compared to the prior year period for the International Protection segment was $147 million and $593 million for the three and twelve months ended December 31, 2013, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Net Operating Income (Pre-Deposit Accounting Basis)—International Protection Segment

(amounts in millions)

	4Q 2013			3Q 2013			2Q 2013			1Q 2013			Total 2013
	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis
REVENUES:
Premiums	$158	$43	$201	$159	$47	$206	$154	$52	$206	$165	$62	$227	$636	$204	$840
Net investment income	29	(8)	21	26	(6)	20	31	(9)	22	33	(11)	22	119	(34)	85
Net investment gains (losses)	4	—	4	1	—	1	16	—	16	6	—	6	27	—	27
Insurance and investment product fees and other	1	—	1	1	—	1	1	—	1	1	—	1	4	—	4

Total revenues	192	35	227	187	41	228	202	43	245	205	51	256	786	170	956

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	39	15	54	40	22	62	41	21	62	39	33	72	159	91	250
Interest credited	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	107	11	118	106	6	112	110	13	123	110	9	119	433	39	472
Amortization of deferred acquisition costs and intangibles	27	8	35	25	13	38	26	11	37	28	14	42	106	46	152
Interest expense	8	1	9	9	—	9	11	(2)	9	14	(5)	9	42	(6)	36

Total benefits and expenses	181	35	216	180	41	221	188	43	231	191	51	242	740	170	910

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	11	—	11	7	—	7	14	—	14	14	—	14	46	—	46
Provision (benefit) for income taxes	(5)	—	(5)	3	—	3	5	—	5	4	—	4	7	—	7

INCOME FROM CONTINUING OPERATIONS	16	—	16	4	—	4	9	—	9	10	—	10	39	—	39

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(3)	—	(3)	—	—	—	(11)	—	(11)	(4)	—	(4)	(18)	—	(18)
Expenses related to restructuring, net of taxes	—	—	—	—	—	—	3	—	3	—	—	—	3	—	3

NET OPERATING INCOME(1)	$13	$—	$13	$4	$—	$4	$1	$—	$1	$6	$—	$6	$24	$—	$24

Effective tax rate (operating income)	-95.6%		-95.6%	36.7%		36.7%	38.7%		38.7%	26.1%		26.1%	-5.1%		-5.1%

Other Metrics:
Premiums	$158	$43	$201	$159	$47	$206	$154	$52	$206	$165	$62	$227	$636	$204	$840
Benefits and other changes in policy reserves	39	15	54	40	22	62	41	21	62	39	33	72	159	91	250
Commissions(2)	74	10	84	75	12	87	75	11	86	80	12	92	304	45	349

Margin before profit sharing	45	18	63	44	13	57	38	20	58	46	17	63	173	68	241
Profit share(2)	20	10	30	18	8	26	18	13	31	18	11	29	74	42	116

Underwriting profit(3)	$25	$8	$33	$26	$5	$31	$20	$7	$27	$28	$6	$34	$99	$26	$125

Loss Ratio	25%		27%	25%		30%	26%		30%	24%		32%	25%		30%

Underwriting Margin(3)	16%		16%	16%		15%	13%		13%	17%		15%	16%		15%

Combined Ratio(4)	109%		103%	108%		103%	115%		108%	107%		103%	110%		104%

This page is provided as supplemental analysis related to the lifestyle protection insurance business. This business has reinsurance agreements that do not qualify for risk transfer under GAAP. This analysis shows the income statement activity as if these reinsurance agreements, except for the reciprocal arrangements, were accounted for as reinsurance accounting (“pre-deposit accounting basis”) and not as deposit accounting. There is no impact on net income available to Genworth Financial, Inc.’s common stockholders or to segment net operating income. While “pre-deposit accounting basis” is a non-GAAP measure, management believes that it represents an economic view of the underlying performance of the business. However, pre-deposit accounting basis as defined by the company should not be viewed as a substitute for GAAP.

The ratios included above were calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the International Protection segment was $12 million and $21 million for the three and twelve months ended December 31, 2013, respectively.

(2)	Commissions include commissions which are included above in acquisition and operating expenses, net of deferrals, and amortization of DAC.
(3)	The underwriting margin is calculated as underwriting profit divided by net earned premiums.
(4)

The combined ratio is calculated as benefits and other changes in policy reserves, commissions (including amortization of DAC), profit share and other operating expenses divided by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Net Operating Income (Pre-Deposit Accounting Basis)—International Protection Segment

(amounts in millions)

	4Q 2012			3Q 2012			2Q 2012			1Q 2012			Total 2012
	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis	Reported	Deposit Accounting Adjustments	Pre-Deposit Accounting Basis
REVENUES:
Premiums	$165	$50	$215	$164	$47	$211	$174	$56	$230	$179	$55	$234	$682	$208	$890
Net investment income	27	(5)	22	32	(9)	23	36	(12)	24	36	(13)	23	131	(39)	92
Net investment gains (losses)	3	—	3	1	—	1	1	—	1	1	—	1	6	—	6
Insurance and investment product fees and other	—	—	—	1	—	1	—	—	—	2	—	2	3	—	3

Total revenues	195	45	240	198	38	236	211	44	255	218	42	260	822	169	991

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	38	20	58	30	15	45	41	20	61	41	15	56	150	70	220
Interest credited	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	113	12	125	117	14	131	126	15	141	127	17	144	483	58	541
Amortization of deferred acquisition costs and intangibles	28	13	41	27	11	38	27	13	40	31	14	45	113	51	164
Goodwill impairment	—	—	—	89	—	89	—	—	—	—	—	—	89	—	89
Interest expense	9	—	9	11	(2)	9	14	(4)	10	11	(4)	7	45	(10)	35

Total benefits and expenses	188	45	233	274	38	312	208	44	252	210	42	252	880	169	1,049

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	7	—	7	(76)	—	(76)	3	—	3	8	—	8	(58)	—	(58)
Provision (benefit) for income taxes	(2)	—	(2)	1	—	1	—	—	—	2	—	2	1	—	1

INCOME (LOSS) FROM CONTINUING OPERATIONS	9	—	9	(77)	—	(77)	3	—	3	6	—	6	(59)	—	(59)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	—	(1)	(1)	—	(1)	—	—	—	(1)	—	(1)	(3)	—	(3)
Goodwill impairment, net of taxes	—	—	—	86	—	86	—	—	—	—	—	—	86	—	86

NET OPERATING INCOME	$8	$—	$8	$8	$—	$8	$3	$—	$3	$5	$—	$5	$24	$—	$24

Effective tax rate (operating income)	-46.6%		-46.6%	32.8%		32.8%	-5.8%		-5.8%	23.1%		23.1%	9.4%		9.4%

Other Metrics:
Premiums	$165	$50	$215	$164	$47	$211	$174	$56	$230	$179	$55	$234	$682	$208	$890
Benefits and other changes in policy reserves	38	20	58	30	15	45	41	20	61	41	15	56	150	70	220
Commissions(1)	80	9	89	79	12	91	83	13	96	85	14	99	327	48	375

Margin before profit sharing	47	21	68	55	20	75	50	23	73	53	26	79	205	90	295
Profit share(1)	20	14	34	24	15	39	27	14	41	27	17	44	98	60	158

Underwriting profit	$27	$7	$34	$31	$5	$36	$23	$9	$32	$26	$9	$35	$107	$30	$137

Loss Ratio	23%		27%	18%		21%	24%		27%	23%		23%	22%		25%

Underwriting Margin(2)	17%		16%	19%		17%	14%		14%	14%		15%	16%		15%

Combined Ratio(3)	108%		104%	160%		144%	111%		105%	111%		105%	122%		114%

This page is provided as supplemental analysis related to the lifestyle protection insurance business. This business has reinsurance agreements that do not qualify for risk transfer under GAAP. This analysis shows the income statement activity as if these reinsurance agreements, except for the reciprocal arrangements, were accounted for as reinsurance accounting (“pre-deposit accounting basis”) and not as deposit accounting. There is no impact on net income available to Genworth Financial, Inc.’s common stockholders or to segment net operating income. While “pre-deposit accounting basis” is a non-GAAP measure, management believes that it represents an economic view of the underlying performance of the business. However, pre-deposit accounting basis as defined by the company should not be viewed as a substitute for GAAP.

The ratios included above were calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Commissions include commissions which are included above in acquisition and operating expenses, net of deferrals, and amortization of DAC.
(2)	The underwriting margin is calculated as underwriting profit divided by net earned premiums.
(3)

The combined ratio is calculated as benefits and other changes in policy reserves, commissions (including amortization of DAC), profit share and other operating expenses divided by net earned premiums.

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Net Operating Income (Loss)—Runoff Segment

(amounts in millions)

	2013					2012
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1	$1	$2	$1	$5	$1	$1	$2	$1	$5
Net investment income	38	33	34	34	139	37	34	36	38	145
Net investment gains (losses)	24	(14)	(20)	(48)	(58)	2	5	(25)	42	24
Insurance and investment product fees and other	54	53	53	56	216	52	52	51	52	207

Total revenues	117	73	69	43	302	92	92	64	133	381

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	9	9	10	4	32	13	9	14	1	37
Interest credited	30	28	29	32	119	32	33	34	33	132
Acquisition and operating expenses, net of deferrals	21	18	22	20	81	21	18	21	19	79
Amortization of deferred acquisition costs and intangibles	9	2	8	(13)	6	20	18	17	(4)	51
Interest expense	1	—	1	—	2	—	—	1	—	1

Total benefits and expenses	70	57	70	43	240	86	78	87	49	300

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	47	16	(1)	—	62	6	14	(23)	84	81
Provision (benefit) for income taxes	15	(5)	—	3	13	—	3	(2)	22	23

INCOME (LOSS) FROM CONTINUING OPERATIONS	32	21	(1)	(3)	49	6	11	(21)	62	58

ADJUSTMENT TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	(13)	4	7	19	17	2	(2)	15	(27)	(12)

NET OPERATING INCOME (LOSS)	$19	$25	$6	$16	$66	$8	$9	$(6)	$35	$46

Effective tax rate (operating income (loss))	28.1%	-6.9%	40.9%	44.8%	25.5%	18.4%	19.0%	NM (1)	16.9%	27.1%

(1)	“NM” is defined as not meaningful for percentages greater than 200%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Selected Operating Performance Measures—Runoff Segment

(amounts in millions)

	2013					2012
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Variable Annuities—Income Distribution Series
Account value, beginning of the period	$6,044	$5,983	$6,202	$6,141	$6,141	$6,261	$6,229	$6,398	$6,265	$6,265
Deposits	19	19	18	20	76	22	17	20	26	85
Surrenders, benefits and product charges	(212)	(186)	(183)	(173)	(754)	(184)	(184)	(168)	(174)	(710)

Net flows	(193)	(167)	(165)	(153)	(678)	(162)	(167)	(148)	(148)	(625)
Interest credited and investment performance	210	228	(54)	214	598	42	199	(21)	281	501

Account value, end of the period	6,061	6,044	5,983	6,202	6,061	6,141	6,261	6,229	6,398	6,141

Traditional Variable Annuities
Account value, net of reinsurance, beginning of the period	1,620	1,601	1,674	1,662	1,662	1,715	1,703	1,819	1,766	1,766
Deposits	4	4	2	3	13	3	4	3	3	13
Surrenders, benefits and product charges	(71)	(67)	(80)	(81)	(299)	(84)	(72)	(81)	(89)	(326)

Net flows	(67)	(63)	(78)	(78)	(286)	(81)	(68)	(78)	(86)	(313)
Interest credited and investment performance	90	82	5	90	267	28	80	(38)	139	209

Account value, net of reinsurance, end of the period	1,643	1,620	1,601	1,674	1,643	1,662	1,715	1,703	1,819	1,662

Variable Life Insurance
Account value, beginning of the period	302	293	301	292	292	294	293	305	284	284
Deposits	3	2	2	2	9	2	2	2	3	9
Surrenders, benefits and product charges	(9)	(10)	(11)	(9)	(39)	(9)	(12)	(10)	(8)	(39)

Net flows	(6)	(8)	(9)	(7)	(30)	(7)	(10)	(8)	(5)	(30)
Interest credited and investment performance	20	17	1	16	54	5	11	(4)	26	38

Account value, end of the period	316	302	293	301	316	292	294	293	305	292

Total	$8,020	$7,966	$7,877	$8,177	$8,020	$8,095	$8,270	$8,225	$8,522	$8,095

Guaranteed Investment Contracts, Funding Agreements Backing Notes and Funding Agreements
Account value, beginning of the period	$1,036	$1,077	$1,970	$2,153	$2,153	$2,297	$2,221	$2,594	$2,623	$2,623
Deposits	—	—	—	—	—	—	84	—	—	84
Surrenders and benefits	(142)	(43)	(900)	(167)	(1,252)	(164)	(26)	(385)	(55)	(630)

Net flows	(142)	(43)	(900)	(167)	(1,252)	(164)	58	(385)	(55)	(546)
Interest credited	2	2	7	15	26	17	17	18	21	73
Foreign currency translation	—	—	—	(31)	(31)	3	1	(6)	5	3

Account value, end of the period	$896	$1,036	$1,077	$1,970	$896	$2,153	$2,297	$2,221	$2,594	$2,153

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Net Operating Loss and Assets Under Management—Corporate and Other(1)

(amounts in millions)

	2013					2012
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	—	(6)	3	2	(1)	11	3	16	—	30
Net investment gains (losses)	(9)	(11)	(5)	(10)	(35)	(11)	(4)	1	(33)	(47)
Insurance and investment product fees and other	—	2	(1)	43	44	40	35	24	21	120

Total revenues	(9)	(15)	(3)	35	8	40	34	41	(12)	103

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	7	38	8	49	102	60	36	29	32	157
Amortization of deferred acquisition costs and intangibles	(1)	1	4	3	7	3	3	3	3	12
Interest expense	80	81	77	80	318	80	82	84	62	308

Total benefits and expenses	86	120	89	132	427	143	121	116	97	477

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(95)	(135)	(92)	(97)	(419)	(103)	(87)	(75)	(109)	(374)
Benefit for income taxes	(24)	(20)	(33)	(33)	(110)	(31)	(35)	(31)	(37)	(134)

LOSS FROM CONTINUING OPERATIONS	(71)	(115)	(59)	(64)	(309)	(72)	(52)	(44)	(72)	(240)
Income (loss) from discontinued operations, net of taxes(2)	—	2	6	(20)	(12)	6	12	27	12	57

NET LOSS	(71)	(113)	(53)	(84)	(321)	(66)	(40)	(17)	(60)	(183)

ADJUSTMENTS TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	6	7	4	6	23	7	3	(1)	22	31
(Gains) losses on early extinguishment of debt, net of taxes	—	20	—	—	20	4	—	—	—	4
(Income) loss from discontinued operations, net of taxes	—	(2)	(6)	20	12	(6)	(12)	(27)	(12)	(57)

NET OPERATING LOSS	$(65)	$(88)	$(55)	$(58)	$(266)	$(61)	$(49)	$(45)	$(50)	$(205)

Effective tax rate (operating loss)	24.8%	6.3%	36.7%	33.5%	24.9%	29.4%	40.0%	41.7%	34.1%	36.2%

(1)	Includes inter-segment eliminations and non-core products.
(2)	Operating results of the wealth management business prior to the sale on August 30, 2013 presented as discontinued operations were as follows:

	2013					2012
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Net investment gains (losses)	$—	$—	$—	$—	$—	$—	$—	$(2)	$(1)	$(3)
Insurance and investment product fees and other	—	54	79	78	211	74	82	83	112	351

Total revenues	—	54	79	78	211	74	82	81	111	348

BENEFITS AND EXPENSES:
Acquisition and operating expenses, net of deferrals	—	46	66	66	178	58	62	62	90	272
Amortization of deferred acquisition costs and intangibles	—	1	2	1	4	1	2	1	1	5

Total benefits and expenses	—	47	68	67	182	59	64	63	91	277

INCOME BEFORE INCOME TAXES AND OTHER ITEMS	—	7	11	11	29	15	18	18	20	71
Provision for income taxes	—	3	5	4	12	7	6	6	8	27
Goodwill impairment and other (gain) loss from sale, net of taxes	—	2	—	27	29	2	—	(15)	—	(13)

NET INCOME (LOSS)	$—	$2	$6	$(20)	$(12)	$6	$12	$27	$12	$57

Assets under management(3)	$—	$—	$22,619	$23,056	$—	$22,349	$22,633	$22,320	$25,684	$22,349

(3)

Assets under management for the wealth management business prior to the sale on August 30, 2013 represented third-party assets under management that were not consolidated in the company’s financial statements.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Investments Summary

(amounts in millions)

		December 31, 2013		September 30, 2013		June 30, 2013		March 31, 2013		December 31, 2012
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturity securities		$34,666	48%	$35,503	49%	$34,486	48%	$36,577	48%	$37,207	48%
Private fixed maturity securities		10,563	15	10,277	14	10,368	14	10,572	14	10,484	13
Residential mortgage-backed securities(1)		5,069	7	5,187	7	5,282	7	5,551	7	5,532	7
Commercial mortgage-backed securities		2,639	4	2,520	4	2,533	4	2,731	4	2,947	4
Other asset-backed securities		3,119	4	2,992	4	2,655	4	2,572	3	2,583	3
Tax-exempt		295	—	263	—	262	—	270	—	294	—
Non-investment grade fixed maturity securities		2,278	3	2,344	3	2,422	3	2,809	4	3,114	4
Equity securities:
Common stocks and mutual funds		258	—	303	1	332	1	401	1	431	1
Preferred stocks		83	—	76	—	79	—	89	—	87	—
Commercial mortgage loans		5,899	8	5,858	8	5,831	8	5,866	8	5,872	8
Restricted commercial mortgage loans related to securitization entities		233	—	290	—	309	—	324	—	341	—
Policy loans		1,434	2	1,668	2	1,671	2	1,606	2	1,601	2
Cash, cash equivalents and short-term investments		4,434	6	3,767	5	3,777	5	4,104	5	3,897	5
Securities lending		187	—	154	—	163	—	183	—	187	—
Other invested assets:	Limited partnerships	282	1	297	1	318	1	326	1	339	—
	Derivatives:
	Long-term care (LTC) forward starting swap—cash flow	79	—	147	—	166	—	353	—	466	1
	Other cash flow	46	—	3	—	3	—	9	—	3	—
	Fair value	1	—	1	—	1	—	4	—	43	—
	Equity index options—non-qualified	13	—	6	—	13	—	17	—	25	—
	Other non-qualified	332	1	370	1	397	1	554	1	612	1
	Trading portfolio	239	—	278	—	287	—	468	1	556	1
	Counterparty collateral	199	—	272	—	377	1	615	1	840	1
	Restricted other invested assets related to securitization entities	391	1	392	1	392	1	399	—	393	1
	Other	88	—	85	—	87	—	146	—	157	—

Total invested assets and cash		$72,827	100%	$73,053	100%	$72,211	100%	$76,546	100%	$78,011	100%

Public Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$15,148	34%	$15,859	35%	$15,928	36%	$17,050	36%	$17,372	36%
AA		4,627	11	4,776	11	4,204	10	4,664	10	4,746	10
A		12,488	28	12,674	28	12,530	28	13,133	28	13,238	28
BBB		10,720	24	10,426	23	10,044	23	10,345	22	10,567	22
BB		1,148	3	1,134	3	1,096	3	1,260	3	1,296	3
B		132	—	128	—	145	—	135	—	147	—
CCC and lower		112	—	130	—	182	—	257	1	397	1

Total public fixed maturity securities		$44,375	100%	$45,127	100%	$44,129	100%	$46,844	100%	$47,763	100%

Private Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$1,483	11%	$1,453	10%	$1,326	10%	$1,354	10%	$1,427	10%
AA		1,570	11	1,551	11	1,499	11	1,462	10	1,521	11
A		4,331	30	4,247	31	4,198	30	4,419	31	4,338	30
BBB		5,984	42	5,756	41	5,857	42	5,846	41	5,838	41
BB		736	5	798	6	819	6	886	6	929	6
B		56	—	63	—	83	—	154	1	194	1
CCC and lower		94	1	91	1	97	1	117	1	151	1

Total private fixed maturity securities		$14,254	100%	$13,959	100%	$13,879	100%	$14,238	100%	$14,398	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Fixed Maturity Securities Summary

(amounts in millions)

	December 31, 2013		September 30, 2013		June 30, 2013		March 31, 2013		December 31, 2012
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:
U.S. government, agencies and government-sponsored enterprises	$4,810	8%	$5,325	9%	$5,048	9%	$5,381	9%	$5,491	9%
Tax-exempt	295	—	263	—	262	—	270	—	294	1
Foreign government	2,146	4	2,232	4	2,247	4	2,345	4	2,422	4
U.S. corporate	25,035	43	24,782	42	24,742	43	25,936	43	26,105	42
Foreign corporate	15,071	26	15,276	26	14,618	25	15,540	25	15,792	25
Residential mortgage-backed securities	5,225	9	5,397	9	5,590	10	5,942	10	6,081	10
Commercial mortgage-backed securities	2,898	5	2,790	5	2,814	5	3,056	5	3,333	5
Other asset-backed securities	3,149	5	3,021	5	2,687	4	2,612	4	2,643	4

Total fixed maturity securities	$58,629	100%	$59,086	100%	$58,008	100%	$61,082	100%	$62,161	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$7,382	19%	$7,344	19%	$7,167	19%	$7,746	20%	$7,820	20%
Utilities and energy	9,213	24	9,084	24	9,097	24	9,438	24	9,432	24
Consumer—non-cyclical	4,669	12	4,722	12	4,674	12	4,979	13	5,027	13
Consumer—cyclical	2,282	6	2,185	6	2,157	6	2,217	6	2,272	6
Capital goods	2,238	6	2,276	6	2,332	6	2,460	6	2,515	6
Industrial	2,595	7	2,592	7	2,507	7	2,546	6	2,511	6
Technology and communications	2,867	8	2,928	8	2,864	8	2,916	7	2,966	7
Transportation	1,595	4	1,593	4	1,550	4	1,581	4	1,588	4
Other	5,471	14	5,534	14	5,245	14	5,650	14	5,793	14

Subtotal	38,312	100%	38,258	100%	37,593	100%	39,533	100%	39,924	100%

Non-Investment Grade:
Finance and insurance	337	19%	376	21%	376	21%	413	21%	454	23%
Utilities and energy	297	16	338	19	332	19	372	19	406	21
Consumer—non-cyclical	194	11	170	9	186	11	161	8	171	9
Consumer—cyclical	71	4	107	6	107	6	119	6	110	5
Capital goods	295	16	272	15	250	14	247	13	257	13
Industrial	267	15	243	14	236	13	322	17	318	16
Technology and communications	316	18	257	14	234	13	241	12	186	9
Transportation	5	—	26	1	29	2	53	3	55	3
Other	12	1	11	1	17	1	15	1	16	1

Subtotal	1,794	100%	1,800	100%	1,767	100%	1,943	100%	1,973	100%

Total	$40,106	100%	$40,058	100%	$39,360	100%	$41,476	100%	$41,897	100%

Fixed Maturity Securities—Contractual Maturity Dates:

Due in one year or less	$2,974	5%	$2,772	5%	$2,670	4%	$2,731	4%	$2,634	4%
Due after one year through five years	10,187	17	10,563	18	10,313	18	10,997	18	11,139	18
Due after five years through ten years	12,526	22	12,570	21	11,880	20	12,243	20	12,266	20
Due after ten years	21,670	37	21,973	37	22,054	38	23,501	39	24,065	39

Subtotal	47,357	81	47,878	81	46,917	80	49,472	81	50,104	81
Mortgage and asset-backed securities	11,272	19	11,208	19	11,091	20	11,610	19	12,057	19

Total fixed maturity securities	$58,629	100%	$59,086	100%	$58,008	100%	$61,082	100%	$62,161	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Commercial Mortgage Loans Summary

(amounts in millions)

	December 31, 2013		September 30, 2013		June 30, 2013		March 31, 2013		December 31, 2012
	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
Pacific	$1,590	27%	$1,624	28%	$1,621	28%	$1,582	27%	$1,553	26%
South Atlantic	1,535	26	1,558	26	1,515	26	1,549	26	1,587	27
Middle Atlantic	828	14	792	13	780	13	750	13	739	13
Mountain	478	8	462	8	466	8	458	8	463	8
East North Central	404	7	384	7	389	7	451	8	468	8
West North Central	377	6	366	6	368	6	374	6	353	6
New England	337	6	327	6	340	6	341	6	343	6
West South Central	241	4	237	4	247	4	259	4	265	4
East South Central	142	2	143	2	142	2	140	2	141	2

Subtotal	5,932	100%	5,893	100%	5,868	100%	5,904	100%	5,912	100%

Allowance for losses	(33)		(36)		(38)		(40)		(42)
Unamortized fees and costs	—		1		1		2		2

Total	$5,899		$5,858		$5,831		$5,866		$5,872

Property Type
Retail	$2,073	35%	$2,005	34%	$2,000	34%	$1,953	33%	$1,895	32%
Industrial	1,581	27	1,571	27	1,565	27	1,584	27	1,603	27
Office	1,558	26	1,610	27	1,585	27	1,595	27	1,580	27
Apartments	491	8	473	8	490	8	542	9	552	9
Mixed use/other	229	4	234	4	228	4	230	4	282	5

Subtotal	5,932	100%	5,893	100%	5,868	100%	5,904	100%	5,912	100%

Allowance for losses	(33)		(36)		(38)		(40)		(42)
Unamortized fees and costs	—		1		1		2		2

Total	$5,899		$5,858		$5,831		$5,866		$5,872

Allowance for Losses on Commercial Mortgage Loans
Beginning balance	$36		$38		$40		$42		$44
Provision	—		—		—		—		—
Release	(3)		(2)		(2)		(2)		(2)

Ending balance	$33		$36		$38		$40		$42

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Commercial Mortgage Loans Summary

(amounts in millions)

	December 31, 2013		September 30, 2013		June 30, 2013		March 31, 2013		December 31, 2012
Loan Size	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Under $5 million	$2,435	41%	$2,393	41%	$2,384	41%	$2,425	41	$2,458	42%
$5 million but less than $10 million	1,638	28	1,594	27	1,594	27	1,573	27	1,508	25
$10 million but less than $20 million	1,358	23	1,315	22	1,321	23	1,255	21	1,162	20
$20 million but less than $30 million	205	3	227	4	204	3	205	3	267	4
$30 million and over	296	5	364	6	365	6	446	8	517	9

Total	$5,932	100%	$5,893	100%	$5,868	100%	$5,904	100	$5,912	100%

Commercial Mortgage Loan Information by Vintage as of December 31, 2013

(loan amounts in millions)

Loan Year	Total Recorded Investment (1)	Number of Loans	Average Balance Per Loan	Loan-To-Value(2)	Delinquent Principal Balance	Number of Delinquent Loans	Average Balance Per Delinquent Loan
2004 and prior	$941	486	$2	41%	$—	—	$—
2005	1,025	253	$4	55%	—	—	$—
2006	964	242	$4	62%	32	6	$5
2007	812	157	$5	70%	1	1	$1
2008	237	51	$5	68%	6	1	$6
2009	—	—	$—	—%	—	—	$—
2010	142	63	$2	44%	—	—	$—
2011	273	54	$5	58%	—	—	$—
2012	673	97	$7	63%	—	—	$—
2013	865	138	$6	67%	—	—	$—

Total	$5,932	1,541	$4	59%	$39	8	$5

(1)	Total recorded investment reflects the balance sheet carrying value gross of related allowance and the unamortized balance of loan origination fees and costs.
(2)	Represents weighted-average loan-to-value as of December 31, 2013.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2013					2012
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Net Investment Income
Fixed maturity securities—taxable	$663	$651	$672	$656	$2,642	$678	$659	$669	$660	$2,666
Fixed maturity securities—non-taxable	2	3	2	2	9	2	2	3	4	11
Commercial mortgage loans	91	81	81	82	335	84	87	85	84	340
Restricted commercial mortgage loans related to securitization entities	1	8	7	7	23	8	8	7	9	32
Equity securities	4	3	6	4	17	5	4	6	4	19
Other invested assets	33	33	33	46	145	37	46	36	43	162
Limited partnerships	24	8	6	2	40	12	2	20	10	44
Restricted other invested assets related to securitization entities	4	—	—	—	4	1	—	—	—	1
Policy loans	32	33	32	32	129	30	31	31	31	123
Cash, cash equivalents and short-term investments	4	4	5	7	20	7	8	10	10	35

Gross investment income before expenses and fees	858	824	844	838	3,364	864	847	867	855	3,433
Expenses and fees	(23)	(23)	(23)	(24)	(93)	(24)	(22)	(21)	(23)	(90)

Net investment income	$835	$801	$821	$814	$3,271	$840	$825	$846	$832	$3,343

Annualized Yields
Fixed maturity securities—taxable	4.7%	4.7%	4.9%	4.7%	4.8%	4.9%	4.8%	4.9%	4.9%	4.8%
Fixed maturity securities—non-taxable	2.6%	4.2%	2.9%	2.7%	3.1%	2.5%	2.4%	3.3%	3.4%	2.9%
Commercial mortgage loans	6.2%	5.5%	5.5%	5.6%	5.7%	5.7%	5.9%	5.7%	5.5%	5.7%
Restricted commercial mortgage loans related to securitization entities	1.5%	10.5%	8.6%	8.4%	7.6%	9.1%	8.6%	7.6%	9.0%	8.5%
Equity securities	4.7%	3.2%	5.7%	3.4%	4.2%	4.1%	3.5%	5.7%	4.1%	4.4%
Other invested assets	44.9%	42.1%	29.4%	28.3%	32.8%	18.6%	20.0%	14.0%	15.8%	17.1%
Limited partnerships(1)	33.2%	10.4%	7.5%	2.4%	12.8%	14.0%	2.3%	22.6%	11.5%	12.7%
Restricted other invested assets related to securitization entities	4.2%	—%	—%	—%	1.1%	1.1%	0.2%	0.1%	—%	0.3%
Policy loans	8.3%	7.9%	7.8%	8.0%	8.1%	7.4%	7.6%	7.8%	8.0%	7.7%
Cash, cash equivalents and short-term investments	0.4%	0.4%	0.5%	0.7%	0.5%	0.7%	0.8%	0.9%	0.8%	0.8%

Gross investment income before expenses and fees	4.9%	4.8%	4.9%	4.8%	4.8%	4.9%	4.9%	5.0%	4.9%	4.9%
Expenses and fees	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.2%	-0.1%	-0.1%	-0.1%

Net investment income	4.8%	4.7%	4.8%	4.7%	4.7%	4.8%	4.7%	4.9%	4.8%	4.8%

Yields are based on net investment income as reported under U.S. GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity and equity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments and securities lending activity, which is included in other invested assets and is calculated net of the corresponding securities lending liability. See page 74 herein for average invested assets and cash used in the yield calculation.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Net Investment Gains (Losses), Net of Taxes and Other Adjustments—Detail(1)

(amounts in millions)

	2013					2012
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$(5)	$1	$22	$4	$22	$9	$5	$(1)	$8	$21
U.S. government, agencies and government-sponsored enterprises	5	2	1	—	8	1	2	2	2	7
Foreign corporate	1	—	8	1	10	3	1	1	1	6
Foreign government	2	(2)	8	4	12	3	2	2	1	8
Tax-exempt	—	—	—	(2)	(2)	—	(1)	1	(1)	(1)
Mortgage-backed securities	(2)	(9)	(15)	(20)	(46)	(5)	(1)	(2)	(2)	(10)
Asset-backed securities	(6)	(5)	(11)	(8)	(30)	(14)	(1)	—	1	(14)
Equity securities	5	6	8	3	22	—	3	—	—	3

Total net realized gains (losses) on available-for-sale securities	—	(7)	21	(18)	(4)	(3)	10	3	10	20

Impairments:
Sub-prime residential mortgage-backed securities	(1)	(1)	—	(2)	(4)	(6)	(8)	(2)	(2)	(18)
Alt-A residential mortgage-backed securities	—	—	—	—	—	(1)	(4)	(7)	(3)	(15)

Total sub-prime and Alt-A residential mortgage-backed securities	(1)	(1)	—	(2)	(4)	(7)	(12)	(9)	(5)	(33)

Prime residential mortgage-backed securities	—	—	—	—	—	—	(1)	(3)	—	(4)
Other mortgage-backed securities	—	—	—	—	—	(1)	(1)	(1)	(1)	(4)
Commercial mortgage-backed securities	(2)	(1)	(2)	(1)	(6)	(3)	(3)	(3)	(3)	(12)
Corporate fixed maturity securities	—	—	—	(4)	(4)	(3)	—	(10)	—	(13)
Limited partnerships	—	—	—	—	—	—	—	(1)	—	(1)
Commercial mortgage loans	—	(1)	(2)	—	(3)	—	(2)	—	(1)	(3)

Total impairments	(3)	(3)	(4)	(7)	(17)	(14)	(19)	(27)	(10)	(70)

Net unrealized gains (losses) on trading securities	(5)	(5)	(11)	6	(15)	—	9	22	(17)	14
Derivative instruments	9	(12)	(2)	(27)	(32)	6	(2)	(18)	17	3
Limited partnerships	—	(2)	—	—	(2)	—	—	—	—	—
Commercial mortgage loans held-for-sale market valuation allowance	(1)	2	1	1	3	(2)	1	1	2	2
Contingent purchase price valuation change	—	—	(1)	1	—	1	(6)	1	—	(4)
Net gains (losses) related to securitization entities	17	13	9	6	45	21	12	(3)	22	52
Other	—	—	—	(1)	(1)	—	—	—	—	—

Net investment gains (losses), net of taxes	17	(14)	13	(39)	(23)	9	5	(21)	24	17
Adjustment for DAC and other intangible amortization and certain benefit reserves, net of taxes	—	4	5	12	21	(7)	(6)	3	(5)	(15)
Adjustment for net investment (gains) losses attributable to noncontrolling interests, net of taxes	(2)	(3)	(3)	(1)	(9)	—	(1)	—	(2)	(3)

Net investment gains (losses), net of taxes and other adjustments	$15	$(13)	$15	$(28)	$(11)	$2	$(2)	$(18)	$17	$(1)

(1)	All adjustments for income taxes assume a 35% tax rate.

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$560	$520	$447	$382	$325
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$11,558	$11,412	$11,302	$11,200	$11,115
GAAP Basis ROE (1)/(2)	4.8%	4.6%	4.0%	3.4%	2.9%

Operating ROE
Net operating income (loss) for the twelve months ended(1)	$616	$584	$562	$496	$403
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$11,558	$11,412	$11,302	$11,200	$11,115
Operating ROE (1)/(2)	5.3%	5.1%	5.0%	4.4%	3.6%

Quarterly Average ROE	Three months ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$208	$108	$141	$103	$168
Average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$11,778	$11,606	$11,473	$11,345	$11,225
Annualized GAAP Quarterly Basis ROE (3)/(4)	7.1%	3.7%	4.9%	3.6%	6.0%

Operating ROE
Net operating income (loss) for the period ended(3)	$193	$139	$133	$151	$161
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$11,778	$11,606	$11,473	$11,345	$11,225
Annualized Operating Quarterly Basis ROE (3)/(4)	6.6%	4.8%	4.6%	5.3%	5.7%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE as defined by the company should not be viewed as a substitute for GAAP net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity.

(1)

The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 9 herein.

(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), but including equity related to discontinued operations for the most recent five quarters.

(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 9 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Reconciliation of Expense Ratio

(amounts in millions)

	2013					2012
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Basis Expense Ratio
Acquisition and operating expenses, net of deferrals(1)	$406	$407	$413	$433	$1,659	$272	$443	$439	$440	$1,594
Total revenues(2)	$2,412	$2,317	$2,371	$2,303	$9,403	$2,467	$2,456	$2,402	$2,315	$9,640

Expense ratio (1)/(2)	16.8%	17.6%	17.4%	18.8%	17.6%	11.0%	18.0%	18.3%	19.0%	16.5%

GAAP Basis, As Adjusted—Expense Ratio
Acquisition and operating expenses, net of deferrals	$406	$407	$413	$433	$1,659	$272	$443	$439	$440	$1,594
Less lifestyle protection insurance business	107	106	110	110	433	113	117	126	127	483

Adjusted acquisition and operating expenses, net of deferrals(3)	$299	$301	$303	$323	$1,226	$159	$326	$313	$313	$1,111

Total revenues	$2,412	$2,317	$2,371	$2,303	$9,403	$2,467	$2,456	$2,402	$2,315	$9,640
Less lifestyle protection insurance business	192	187	202	205	786	195	198	211	218	822
Less net investment gains (losses)	22	(24)	5	(67)	(64)	11	8	(34)	36	21

Adjusted total revenues(4)	$2,198	$2,154	$2,164	$2,165	$8,681	$2,261	$2,250	$2,225	$2,061	$8,797

Adjusted expense ratio (3)/(4)	13.6%	14.0%	14.0%	14.9%	14.1%	7.0%	14.5%	14.1%	15.2%	12.6%

Non-GAAP Definition for Expense Ratio

The company references the non-GAAP financial measure entitled “expense ratio” as a measure of productivity. The company defines expense ratio as acquisition and operating expenses, net of deferrals, divided by total revenues, excluding the effects of the company’s lifestyle protection insurance business. The lifestyle protection insurance business is excluded from this ratio as their expense bases are comprised of varying levels of non-deferrable acquisition costs. Management believes that the expense ratio analysis enhances understanding of the productivity of the company. However, the expense ratio as defined by the company should not be viewed as a substitute for GAAP acquisition and operating expenses, net of deferrals, divided by total revenues.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Reconciliation of Core Premiums

(amounts in millions)

	2013					2012
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Reported premiums	$1,310	$1,291	$1,286	$1,261	$5,148	$1,320	$1,313	$1,302	$1,106	$5,041
Less U.S. Life Insurance—fixed annuities premiums	15	21	15	13	64	30	26	15	33	104
Less impact of changes in foreign exchange rates	(12)	(6)	(5)	6	(17)	(2)	(34)	(23)	(3)	(62)

Core premiums	$1,307	$1,276	$1,276	$1,242	$5,101	$1,292	$1,321	$1,310	$1,076	$4,999

Reported premium percentage change from prior year	-0.8%	-1.7%	-1.2%	14.0%	2.1%	-2.2%	-10.0%	-9.9%	-22.9%	-11.4%
Core premium percentage change from prior year	1.2%	-3.4%	-2.6%	15.4%	2.0%	-1.4%	-4.5%	-5.1%	-23.4%	-8.7%

Non-GAAP Definition for Core Premiums

The company references the non-GAAP financial measure entitled “core premiums” as a measure of premium growth. The company defines core premiums as earned premiums less premiums from the U.S. Life Insurance—fixed annuities business and the impact of changes in foreign exchange rates. The fixed annuities premiums are excluded in this measure primarily because these are single premiums and are not an indication of future premiums. The impact of changes in foreign exchange rates are excluded in this measure to present periods on a comparable exchange rate. Management believes that analysis of core premiums enhances understanding of premium growth of the company. However, core premiums as defined by the company should not be viewed as a substitute for GAAP earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Reconciliation of Core Yield

		2013					2012
	(Assets—amounts in billions)	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$72.8	$73.1	$72.2	$76.5	$72.8	$78.0	$78.6	$76.8	$74.5	$78.0
	Subtract:
	Securities lending	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.1	0.2
	Unrealized gains (losses)	2.8	3.3	3.7	6.7	2.8	7.2	7.3	6.4	4.1	7.2
	Derivative counterparty collateral	0.2	0.3	0.4	0.6	0.2	0.8	1.0	1.2	0.6	0.8

	Adjusted end of period invested assets and cash	$69.6	$69.3	$67.9	$69.0	$69.6	$69.8	$70.1	$69.0	$69.7	$69.8

(A)	Average Invested Assets And Cash Used in Reported Yield Calculation	$69.5	$68.6	$68.5	$69.4	$69.0	$70.0	$69.6	$69.4	$69.8	$69.7
	Subtract:
	Restricted commercial mortgage loans and other invested assets related to securitization entities	0.3	0.3	0.2	0.3	0.3	0.3	0.4	0.3	0.4	0.4

(B)	Average Invested Assets And Cash Used in Core Yield Calculation	69.2	68.3	68.3	69.1	68.7	69.7	69.2	69.1	69.4	69.3
	Subtract:
	Portfolios supporting floating products and non-recourse funding obligations(1)	4.4	4.6	5.2	5.7	5.0	6.2	6.6	6.8	7.5	6.8

(C)	Average Invested Assets And Cash Used in Core Yield (excl. Floating and Non-Recourse Funding) Calculation	$64.8	$63.7	$63.1	$63.4	$63.7	$63.5	$62.6	$62.3	$61.9	$62.5

	(Income—amounts in millions)
(D)	Reported—Net Investment Income	$835	$801	$821	$814	$3,271	$840	$825	$846	$832	$3,343
	Subtract:
	Bond calls and commercial mortgage loan prepayments	8	15	14	10	47	13	14	4	5	36
	Reinsurance(2)	20	17	21	22	80	16	19	24	22	81
	Other non-core items(3)	17	4	19	2	42	13	3	8	4	28
	Restricted commercial mortgage loans and other invested assets related to securitization entities	3	4	4	4	15	5	6	5	5	21

(E)	Core Net Investment Income	787	761	763	776	3,087	793	783	805	796	3,177
	Subtract:
	Investment income from portfolios supporting floating products and non-recourse funding obligations(1)	27	24	25	25	101	31	29	30	33	123

(F)	Core Net Investment Income (excl. Floating and Non-Recourse Funding)	$760	$737	$738	$751	$2,986	$762	$754	$775	$763	$3,054

(D) /(A)	Reported Yield	4.81%	4.67%	4.79%	4.69%	4.74%	4.80%	4.74%	4.88%	4.77%	4.80%
(E) /(B)	Core Yield	4.55%	4.46%	4.47%	4.49%	4.49%	4.55%	4.53%	4.66%	4.59%	4.58%
(F) /(C)	Core Yield (excl. Floating and Non-Recourse Funding)	4.69%	4.63%	4.68%	4.74%	4.68%	4.80%	4.82%	4.98%	4.93%	4.88%

Notes:	Columns may not add due to rounding. Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield as defined by the company should not be viewed as a substitute for GAAP investment yield.

(1)	Floating products refer to institutional products and the non-recourse funding obligations that support certain term and universal life insurance reserves in the company’s life insurance business.
(2)	Represents imputed investment income related to reinsurance agreements in the lifestyle protection insurance business.
(3)	Includes cost basis adjustments on structured securities, preferred stock income and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Financial Strength Ratings

The company’s principal life insurance subsidiaries are rated in terms of financial strength by Standard & Poor’s Financial Services LLC (S&P), Moody’s Investors Service, Inc. (Moody’s) and A.M. Best Company, Inc. (A.M. Best) as follows:

Company	S&P	Moody’s	A.M. Best
Genworth Life Insurance Company	A-	A3	A
Genworth Life and Annuity Insurance Company	A-	A3	A
Genworth Life Insurance Company of New York	A-	A3	A

The company’s principal mortgage insurance subsidiaries are rated in terms of financial strength by S&P and Moody’s as follows:

Company	S&P	Moody’s
Genworth Mortgage Insurance Corporation	B	Ba2
Genworth Residential Mortgage Insurance Corporation of NC	B	Ba2
Genworth Financial Mortgage Insurance Pty. Limited (Australia)	AA-	A3
Genworth Financial Mortgage Insurance Limited (Europe)	BBB-	Not rated
Genworth Financial Mortgage Insurance Company Canada(1)	AA-	Not rated
Genworth Seguros de Credito a la Vivienda S.A. de C.V.(2)	Not rated	Aa3.mx

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (DBRS).
(2)	Genworth Seguros de Credito a la Vivienda S.A. de C.V. is also rated “Baa3” by Moody’s on a Global Scale Insurance financial strength basis.

The company’s principal lifestyle protection insurance subsidiaries are rated in terms of financial strength by S&P as follows:

Company	S&P
Financial Assurance Company Limited	A-
Financial Insurance Company Limited	A-

The S&P, Moody’s, A.M. Best and DBRS ratings included are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2013

Financial Strength Ratings (continued)

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. Insurers rated “AA” (Very Strong), “A” (Strong), “BBB” (Good) or “B” (Weak) have very strong, strong, good, or weak financial security characteristics, respectively. The “AA,” “A,” “BBB” and “B” ranges are the second-, third-, fourth- and sixth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA-,” “A-,” “BBB-” and “B” ratings are the fourth-, seventh-, tenth- and fifteenth-highest of S&P’s 21 ratings categories.

Moody’s states that insurance companies rated “A” (Good) offer good financial security and that insurance companies rated “Ba” (Questionable) offer questionable financial security. The “A” (Good) and “Ba” (Questionable) ranges are the third- and fifth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the groups, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “A3” and “Ba2” ratings are the seventh- and twelfth-highest, respectively, of Moody’s 21 ratings categories. Issuers or issues rated “Aa.mx” demonstrate very strong creditworthiness relative to other issuers in Mexico.

A.M. Best states that the “A” (Excellent) rating is assigned to those companies that have, in its opinion, an excellent ability to meet their ongoing insurance obligations. The “A” (Excellent) rating is the third-highest of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

DBRS states that long-term obligations rated “AA” are of superior credit quality. The capacity for the payment of financial obligations is considered high and unlikely to be significantly vulnerable to future events. Credit quality differs from “AAA” only to a small degree.

S&P, Moody’s, A.M. Best and DBRS review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. Other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading financial services company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of its customers, with a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Georgette Nicholas, 804-662-2248

Georgette.Nicholas@genworth.com